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                                                                    EXHIBIT 10.3





                             ILLINOIS POWER COMPANY
                             INCENTIVE SAVINGS PLAN











                             As Amended and Restated
                            Effective January 1, 2002


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                             ILLINOIS POWER COMPANY
                             INCENTIVE SAVINGS PLAN

                              W I T N E S S E T H :

         WHEREAS, DYNEGY INC., an Illinois corporation, has heretofore adopted the ILLINOIS POWER COMPANY INCENTIVE SAVINGS PLAN (the "PLAN") for the benefit of the employees of certain of its affiliated entities; and

         WHEREAS, the Company desires to amend the Plan in several respects and to restate the Plan, intending thereby to provide an uninterrupted and continuing program of benefits;

         NOW THEREFORE, the Plan is hereby restated in its entirety as follows with no interruption in time, effective as of January 1, 2002, except as otherwise indicated herein:


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
                                                        TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
I.       DEFINITIONS AND CONSTRUCTION............................................................................ 1
         1.1      DEFINITIONS.................................................................................... 1
                  (1)      ACCOUNT(S)............................................................................ 1
                  (2)      ACT................................................................................... 1
                  (3)      AFTER-TAX ACCOUNT..................................................................... 1
                  (4)      AFTER-TAX CONTRIBUTIONS............................................................... 1
                  (5)      BEFORE-TAX ACCOUNT.................................................................... 1
                  (6)      BEFORE-TAX CONTRIBUTIONS.............................................................. 1
                  (7)      BENEFIT COMMENCEMENT DATE............................................................. 1
                  (8)      CODE.................................................................................. 1
                  (9)      COLLECTIVELY BARGAINED PLAN........................................................... 1
                  (10)     COMMITTEE............................................................................. 1
                  (11)     COMPANY............................................................................... 1
                  (12)     COMPANY STOCK......................................................................... 2
                  (13)     COMPENSATION.......................................................................... 2
                  (14)     CONTROLLED ENTITY..................................................................... 2
                  (15)     DIRECT ROLLOVER....................................................................... 2
                  (16)     DIRECTORS............................................................................. 2
                  (17)     DISTRIBUTEE........................................................................... 2
                  (18)     EFFECTIVE DATE........................................................................ 2
                  (19)     ELIGIBLE EMPLOYEE..................................................................... 3
                  (20)     ELIGIBLE RETIREMENT PLAN.............................................................. 3
                  (21)     ELIGIBLE ROLLOVER DISTRIBUTION........................................................ 3
                  (22)     EMPLOYEE.............................................................................. 4
                  (23)     EMPLOYER.............................................................................. 4
                  (24)     EMPLOYER CONTRIBUTION ACCOUNT......................................................... 4
                  (25)     EMPLOYER CONTRIBUTIONS................................................................ 5
                  (26)     EMPLOYER DISCRETIONARY CONTRIBUTIONS.................................................. 5
                  (27)     EMPLOYER MATCHING CONTRIBUTIONS....................................................... 5
                  (28)     EMPLOYER SAFE HARBOR CONTRIBUTIONS.................................................... 5
                  (29)     ESOP.................................................................................. 5
                  (30)     ESOP SUBACCOUNT....................................................................... 5
                  (31)     EXEMPT LOAN........................................................................... 5
                  (32)     FINANCED STOCK........................................................................ 5
                  (33)     HIGHLY COMPENSATED EMPLOYEE........................................................... 5
                  (34)     INCENTIVE CONTRIBUTION SUBACCOUNT..................................................... 6
                  (35)     INVESTMENT FUND....................................................................... 6
                  (36)     LEASED EMPLOYEE....................................................................... 6
                  (37)     NON-ESOP SUBACCOUNT................................................................... 6
                  (38)     NORMAL RETIREMENT DATE................................................................ 6
                  (39)     PARTICIPANT........................................................................... 6
                  (40)     PLAN.................................................................................. 6
                  (41)     PLAN YEAR............................................................................. 6



                                                           (i)


                  (42)     ROLLOVER CONTRIBUTION ACCOUNT......................................................... 6
                  (43)     ROLLOVER CONTRIBUTIONS................................................................ 7
                  (44)     SUSPENSE ACCOUNT...................................................................... 7
                  (45)     TOTAL AND PERMANENT DISABILITY........................................................ 7
                  (46)     TRASOP................................................................................ 7
                  (47)     TRASOP EMPLOYEE SUBACCOUNT............................................................ 7
                  (48)     TRASOP EMPLOYER SUBACCOUNT............................................................ 7
                  (49)     TRASOP TRANSFER ACCOUNT............................................................... 7
                  (50)     TRUST................................................................................. 7
                  (51)     TRUST AGREEMENT....................................................................... 7
                  (52)     TRUST FUND............................................................................ 7
                  (53)     TRUSTEE............................................................................... 7
                  (54)     VBO................................................................................... 8
         1.2      NUMBER AND GENDER.............................................................................. 8
         1.3      HEADINGS....................................................................................... 8
         1.4      CONSTRUCTION................................................................................... 8

II.      PARTICIPATION........................................................................................... 8
         2.1      ELIGIBILITY.................................................................................... 8
         2.2      TRANSFERRED EMPLOYEES.......................................................................... 8

III.     CONTRIBUTIONS........................................................................................... 9
         3.1      BEFORE-TAX CONTRIBUTIONS....................................................................... 9
         3.2      AFTER-TAX CONTRIBUTIONS........................................................................10
         3.3      EMPLOYER MATCHING CONTRIBUTIONS................................................................11
         3.4      EMPLOYER DISCRETIONARY CONTRIBUTIONS...........................................................12
         3.5      EMPLOYER SAFE HARBOR CONTRIBUTIONS.............................................................12
         3.6      RESTRICTIONS ON EMPLOYER MATCHING CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS....................12
         3.7      RETURN OF CONTRIBUTIONS........................................................................13
         3.8      DISPOSITION OF EXCESS DEFERRALS AND EXCESS CONTRIBUTIONS.......................................13
         3.9      ROLLOVER CONTRIBUTIONS.........................................................................15

IV.      ALLOCATIONS AND LIMITATIONS.............................................................................15
         4.1      ALLOCATION OF CONTRIBUTIONS TO ACCOUNTS........................................................15
         4.2      APPLICATION OF FORFEITURES.....................................................................17
         4.3      VALUATION OF ACCOUNTS..........................................................................17
         4.4      LIMITATIONS AND CORRECTIONS....................................................................17

V.       INVESTMENT OF ACCOUNTS..................................................................................21
         5.1      INVESTMENT OF ESOP SUBACCOUNTS.................................................................21
         5.2      INVESTMENT OF CERTAIN EMPLOYER CONTRIBUTIONS...................................................21
         5.3      INVESTMENT OF ACCOUNTS.........................................................................21
         5.4      VBO INVESTMENTS................................................................................21
         5.5      PASS-THROUGH VOTING AND OTHER RIGHTS WITH RESPECT TO COMPANY STOCK.............................22
         5.6      STOCK SPLITS AND STOCK DIVIDENDS...............................................................22


                                                           (ii)
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         5.7      RESTRICTION ON ACQUISITION OF COMPANY STOCK....................................................22

VI.      ESOP AND ESOP ALLOCATIONS...............................................................................22
         6.1      ARTICLE CONTROLS...............................................................................22
         6.2      PURPOSE OF ESOP................................................................................23
         6.3      NATURE OF THE ESOP.............................................................................23
         6.4      REQUIREMENTS AS TO EXEMPT LOAN.................................................................23
         6.5      USE OF EXEMPT LOAN PROCEEDS....................................................................24
         6.6      LOAN REPAYMENT CONTRIBUTIONS...................................................................25
         6.7      RELEASE AND ALLOCATION OF FINANCED STOCK.......................................................25
         6.8      INVESTMENT OF ACCOUNTS.........................................................................25
         6.9      DIVIDENDS......................................................................................26
         6.10     "PUT" OPTION...................................................................................26
         6.11     RIGHT OF FIRST REFUSAL.........................................................................27
         6.12     INVESTMENT OF TRUST FUND IN COMPANY STOCK......................................................28
         6.13     COMPANY STOCK VALUATION........................................................................28

VII.     TERMINATION BENEFITS....................................................................................29
         7.1      NO BENEFITS UNLESS HEREIN SET FORTH............................................................29
         7.2      TERMINATION BENEFIT............................................................................29
         7.3      VESTING OF ACCOUNTS............................................................................29

VIII.    DEATH BENEFITS..........................................................................................29
         8.1      DEATH BENEFITS.................................................................................29
         8.2      DESIGNATION OF BENEFICIARIES...................................................................29

IX.      TIME AND FORM OF PAYMENT OF BENEFITS....................................................................30
         9.1      DETERMINATION OF BENEFIT COMMENCEMENT DATE.....................................................30
         9.2      FORM OF PAYMENT AND PAYEE......................................................................32
         9.3      DIRECT ROLLOVER ELECTION.......................................................................32
         9.4      TRANSFERS TO COLLECTIVELY BARGAINED PLAN.......................................................33
         9.5      UNCLAIMED BENEFITS.............................................................................33
         9.6      CLAIMS REVIEW..................................................................................33

X.       IN-SERVICE WITHDRAWALS..................................................................................37
         10.1     IN-SERVICE WITHDRAWALS.........................................................................37
         10.2     RESTRICTION ON IN-SERVICE WITHDRAWALS..........................................................39

XI.      LOANS...................................................................................................40
         11.1     ELIGIBILITY FOR LOAN...........................................................................40
         11.2     MAXIMUM LOAN...................................................................................40
         11.3     MINIMUM LOAN...................................................................................40
         11.4     INTEREST AND SECURITY..........................................................................40
         11.5     REPAYMENT TERMS OF LOAN........................................................................41
         11.6     OPERATION OF ARTICLE...........................................................................42

XII.     ADMINISTRATION OF THE PLAN..............................................................................42


                                                           (iii)
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         12.1     GENERAL ADMINISTRATION OF THE PLAN.............................................................42
         12.2     RECORDS AND PROCEDURES.........................................................................42
         12.3     MEETINGS.......................................................................................42
         12.4     SELF-INTEREST OF MEMBERS.......................................................................42
         12.5     COMPENSATION AND BONDING.......................................................................43
         12.6     COMMITTEE POWERS AND DUTIES....................................................................43
         12.7     EMPLOYER TO SUPPLY INFORMATION.................................................................44
         12.8     TEMPORARY RESTRICTIONS.........................................................................44
         12.9     INDEMNIFICATION................................................................................44
         12.10    QUIET PERIOD...................................................................................45

XIII.    TRUSTEE AND ADMINISTRATION OF TRUST FUND................................................................45
         13.1     TRUST AGREEMENT................................................................................45
         13.2     PAYMENT OF EXPENSES............................................................................46
         13.3     TRUST FUND PROPERTY............................................................................46
         13.4     DISTRIBUTIONS FROM PARTICIPANTS' ACCOUNTS......................................................46
         13.5     PAYMENTS SOLELY FROM TRUST FUND................................................................46
         13.6     NO BENEFITS TO COMPANY/EMPLOYER................................................................46

XIV.     FIDUCIARY PROVISIONS....................................................................................47
         14.1     ARTICLE CONTROLS...............................................................................47
         14.2     GENERAL ALLOCATION OF FIDUCIARY DUTIES.........................................................47
         14.3     FIDUCIARY DUTY.................................................................................47
         14.4     DELEGATION OF FIDUCIARY DUTIES.................................................................47
         14.5     INVESTMENT MANAGER.............................................................................48

XV.      AMENDMENTS..............................................................................................48
         15.1     RIGHT TO AMEND.................................................................................48
         15.2     LIMITATION ON AMENDMENTS.......................................................................48

XVI.     DISCONTINUANCE OF CONTRIBUTIONS, TERMINATION, PARTIAL TERMINATION, AND MERGER OR CONSOLIDATION..........49
         16.1     RIGHT TO DISCONTINUE CONTRIBUTIONS, TERMINATE, OR PARTIALLY TERMINATE..........................49
         16.2     PROCEDURE IN THE EVENT OF DISCONTINUANCE OF CONTRIBUTIONS, TERMINATION, OR PARTIAL
                  TERMINATION....................................................................................49
         16.3     MERGER, CONSOLIDATION, OR TRANSFER.............................................................49

XVII.    PARTICIPATING EMPLOYERS.................................................................................50
         17.1     DESIGNATION OF OTHER EMPLOYERS.................................................................50
         17.2     SINGLE PLAN....................................................................................50

XVIII.   MISCELLANEOUS PROVISIONS................................................................................51
         18.1     NOT CONTRACT OF EMPLOYMENT.....................................................................51
         18.2     ALIENATION OF INTEREST FORBIDDEN...............................................................51
         18.3     UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT REQUIREMENTS.........................51


                                                           (iv)
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         18.4     PAYMENTS TO MINORS AND INCOMPETENTS............................................................51
         18.5     ACQUISITION AND HOLDING OF COMPANY STOCK.......................................................51
         18.6     POWER OF ATTORNEY DESIGNATIONS.................................................................51
         18.7     PARTICIPANT'S AND BENEFICIARY'S ADDRESSES......................................................52
         18.8     INCORRECT INFORMATION, FRAUD, CONCEALMENT, OR ERROR............................................52
         18.9     SEVERABILITY...................................................................................52
         18.10    JURISDICTION...................................................................................52

XIX.     TOP-HEAVY STATUS........................................................................................52
         19.1     ARTICLE CONTROLS...............................................................................52
         19.2     DEFINITIONS....................................................................................52
         19.3     TOP-HEAVY STATUS...............................................................................54
         19.4     TOP-HEAVY CONTRIBUTION.........................................................................54
         19.5     TERMINATION OF TOP-HEAVY STATUS................................................................55
         19.6     EFFECT OF ARTICLE..............................................................................55


                                                           (v)

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                         I. DEFINITIONS AND CONSTRUCTION

         1.1 DEFINITIONS. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

(1) ACCOUNT(S): A Participant's Before-Tax Account, Employer Contribution Account, After-Tax Account, Rollover Contribution Account, and/or TRASOP Transfer Account, including the amounts credited thereto.

(2)      ACT: The Employee Retirement Income Security Act of 1974, as amended.

(3) AFTER-TAX ACCOUNT: An individual account for each Participant, which is credited with (A) his After-Tax Contributions and (B) as of the Effective Date, the balance of his "Voluntary Contribution Account" (as defined in the Plan prior to this restatement thereof) under the Plan immediately prior to the Effective Date. Such Account shall also be adjusted to reflect changes in value as provided in Section 4.3.

(4) AFTER-TAX CONTRIBUTIONS: Contributions made to the Plan by a Participant in accordance with Section 3.2.

(5) BEFORE-TAX ACCOUNT: An individual account for each Participant, which is credited with (A) the Before-Tax Contributions made by the Employer on such Participant's behalf, (B) the Employer Safe Harbor Contributions, if any, made on such Participant's behalf pursuant to
         Section 3.5 to satisfy the restrictions set forth in Section 3.1(e), and (C) as of the Effective Date, the balance of his "Salary Deferral Contribution Account" (as defined in the Plan prior to this restatement thereof) under the Plan immediately prior to the Effective Date. Such Account shall also be adjusted to reflect changes in value as provided in Section 4.3.

(6) BEFORE-TAX CONTRIBUTIONS: Contributions made to the Plan by the Employer on a Participant's behalf in accordance with the Participant's elections to defer Compensation under the Plan's qualified cash or deferred arrangement as described in Section 3.1.

(7) BENEFIT COMMENCEMENT DATE: With respect to each Participant or beneficiary, the date such Participant's or beneficiary's benefit is paid to him from the Trust Fund as determined in accordance with
         Section 9.1.

(8)      CODE: The Internal Revenue Code of 1986, as amended.

(9) COLLECTIVELY BARGAINED PLAN: The Illinois Power Company Incentive Savings Plan for Employees Covered Under a Collective Bargaining Agreement, as amended from time to time.

(10)     COMMITTEE: The Dynegy Inc. Benefit Plans Committee.

(11)     COMPANY: Dynegy Inc., an Illinois corporation.

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(12)     COMPANY STOCK: The Class A common stock, without par value, of the
         Company.

(13) COMPENSATION: A Participant's regular basic compensation from the Employer paid while a Participant for services rendered, including (A) any amounts subject to a deferral election pursuant to Section 3.1, (B) elective contributions made on a Participant's behalf by the Employer that are not includible in income under Section 125 of the Code, and
         (C) any amounts that are not includible in the gross income of a Participant under a salary reduction agreement by reason of the application of Section 132(f) of the Code, but excluding any other contributions or benefits under this Plan or any other pension, profit sharing, insurance, hospitalization or other plan or policy maintained by an Employer for the benefit of such Participant, bonuses, overtime, commissions, and all other extraordinary and unusual payments; provided, however, that for purposes of the provisions of Section 3.2 (other than Section 3.2(a)), Compensation shall include bonuses, overtime and commissions. Notwithstanding the foregoing, the Compensation of any Participant taken into account for purposes of the Plan shall be limited to $200,000 for any Plan Year with such limitation to be (i) adjusted automatically to reflect any amendments to Section 401(a)(17) of the Code and any cost-of-living increases authorized by Section 401(a)(17) of the Code and (ii) prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law.

(14) CONTROLLED ENTITY: Each corporation that is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which the Company or the Employer is a member, each trade or business (whether or not incorporated) with which the Company or the Employer is under common control, within the meaning of Section 414(c) of the Code, and each member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which the Company or the Employer is a member.

(15) DIRECT ROLLOVER: A payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

(16)     DIRECTORS: The Board of Directors of the Company.

(17) DISTRIBUTEE: Each (A) Participant entitled to an Eligible Rollover Distribution, (B) Participant's surviving spouse with respect to the interest of such surviving spouse in an Eligible Rollover Distribution, and (C) former spouse of a Participant who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, with regard to the interest of such former spouse in an Eligible Rollover Distribution.

(18) EFFECTIVE DATE: January 1, 2002, as to this restatement of the Plan, except (A) as otherwise indicated in specific provisions of the Plan, and (B) that provisions of the Plan required to have an earlier effective date by applicable statute and/or regulation shall be effective as of the required effective date in such statute and/or regulation and shall apply, as of such required effective date, to any plan merged into this Plan. The original effective date of the Plan was June 1, 1984.

(19) ELIGIBLE EMPLOYEE: Each Employee other than (A) an Employee whose terms and conditions of employment are governed by a collective bargaining agreement, unless such agreement provides for his coverage under the Plan, (B) a nonresident alien who receives no earned income from the Employer that constitutes income from sources within the United States,
         (C) a Leased Employee, (D) an individual who is deemed to be an Employee pursuant to Treasury regulations issued under Section 414(o) of the Code, and (E) an Employee who has waived participation in the Plan through any means including, but not limited to, an Employee whose employment is governed by a written agreement with the Employer (including an offer letter setting forth the terms and conditions of employment) that provides that the Employee is not eligible to participate in the Plan (a general statement in the agreement, offer letter, or other communication stating that the Employee is not eligible for benefits shall be construed to mean that the Employee is not an Eligible Employee). Notwithstanding any provision of the Plan to the contrary, no individual who is designated, compensated, or otherwise classified or treated by the Employer as an independent contractor or other non-common law employee shall be eligible to become a Participant in the Plan. It is expressly intended that individuals not treated as common law employees by the Employer are to be excluded from Plan participation even if a court or administrative agency determines that such individuals are common law employees.

(20) ELIGIBLE RETIREMENT PLAN: Any of (A) an individual retirement account described in Section 408(a) of the Code, (B) an individual retirement annuity described in Section 408(b) of the Code, (C) an annuity plan described in Section 403(a) of the Code, (D) a qualified plan described in Section 401(a) of the Code, which under its provisions does, and under applicable law may, accept a Distributee's Eligible Rollover Distribution, (E) an annuity contract described in Section 403(b) of the Code, and (F) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for the amounts transferred into such plan from the Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse or to a spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

(21) ELIGIBLE ROLLOVER DISTRIBUTION: With respect to a Distributee, any distribution of all or any portion of the Accounts of a Participant other than (A) a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary or for a specified period of ten years or more,
         (B) a distribution to the extent such distribution is required under
         Section 401(a)(9) of the Code, (C) the portion of a distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), (D) a loan treated as a distribution under Section 72(p) of the Code and not excepted by Section 72(p)(2), (E) a loan in default that is a deemed distribution, (F) any corrective distribution provided in Sections 3.8 and 4.4(d), (G) a distribution pursuant to Section 10.1(g), and (H) any other distribution so designated by the Internal Revenue Service in revenue rulings, notices, and other guidance of general applicability. Notwithstanding the foregoing or any other provision of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income; provided, however, that such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(22) EMPLOYEE: Each (A) individual employed by the Employer and (B) Leased Employee.

(23) EMPLOYER:Each entity that has been designated to participate in the Plan pursuant to the provisions of Article XVII. The Company is not an Employer. As of the Effective Date, the entities that have been designated to participate in the Plan pursuant to the provisions of
         Article XVII are Illinois Power Company and Dynegy Midwest Generation, Inc.

(24) EMPLOYER CONTRIBUTION ACCOUNT: An individual account for each Participant, which is comprised of the following subaccounts:

         (A) ESOP SUBACCOUNT: Except to the extent provided otherwise in accordance with an election by a Participant pursuant to
                  Section 6.8(b), a subaccount for each Participant that is credited with (i) as of the Effective Date, the balance of the Participant's "Company Incentive Contribution Account" (as defined in the Plan prior to this restatement thereof) under the Plan immediately prior to the Effective Date, (ii) as of the Effective Date, the balance of the Participant's "Matching Contribution Account" (as defined in the Plan prior to this restatement thereof) under the Plan attributable to contributions made on or after January 1, 1991, and prior to May 1, 2001, that was invested in the "Company Contributions Common Stock Fund" (as defined in the Plan prior to this restatement thereof) immediately prior to the Effective Date, and (iii) Employer Contributions made by the Employer pursuant to Sections 3.3(d) and 3.4(c). The ESOP Subaccount shall also be adjusted to reflect such subaccount's change in value as provided in Section 4.3. The amount referred to in clause (i) of this subparagraph shall be held in a separate subaccount (the "Incentive Contribution Subaccount") of each Participant's ESOP Subaccount; and

         (B) NON-ESOP SUBACCOUNT: A subaccount for each Participant that is credited with the sum of (i) as of the Effective Date, the balance of the Participant's "Matching Contribution Account" (as defined in the Plan prior to this restatement thereof) under the Plan immediately prior to the Effective Date that is not credited to the ESOP Subaccount as provided in (A) above,
                  (ii) the Employer Matching Contributions made on such Participant's behalf pursuant to Section 3.3 (other than Section 3.3(d)), (iii) the Employer Discretionary Contributions, if any, made on such Participant's behalf pursuant to Section 3.4 (other than Section 3.4(c)), and (iv) the Employer Safe Harbor Contributions, if any, made on such Participant's behalf pursuant to Section 3.5 to satisfy the restrictions set forth in

                  Section 3.6. The Non-ESOP Subaccount shall also be adjusted to reflect such subaccount's change in value as provided in
                  Section 4.3.

(25) EMPLOYER CONTRIBUTIONS: The total of Employer Matching Contributions, Employer Discretionary Contributions and Employer Safe Harbor Contributions.

(26) EMPLOYER DISCRETIONARY CONTRIBUTIONS: Contributions made to the Plan by the Employer pursuant to Section 3.4.

(27) EMPLOYER MATCHING CONTRIBUTIONS: Contributions made to the Plan by the Employer pursuant to Section 3.3.

(28) EMPLOYER SAFE HARBOR CONTRIBUTIONS: Contributions made to the Plan by the Employer pursuant to Section 3.5.

(29) ESOP: The employee stock ownership plan maintained as a part of the Plan pursuant to Article VI.

(30) ESOP SUBACCOUNT: The subaccount of a Participant's Employer Contribution Account defined in Section 1.1(24). In addition to other provisions of the Plan, a Participant's ESOP Subaccount shall be subject to Article VI and, in the event of any conflict, Article VI shall control.

(31)     EXEMPT LOAN: Any loan made to the Trustee pursuant to the provisions of
         Article VI.

(32) FINANCED STOCK: The Company Stock acquired with the proceeds of an Exempt Loan.

(33) HIGHLY COMPENSATED EMPLOYEE: Each Employee who performs services during the Plan Year for which the determination of who is highly compensated is being made (the "Determination Year") and who:

         (A) Is a five-percent owner of the Employer (within the meaning of Section 416(i)(1)(A)(iii) of the Code) at any time during the Determination Year or the twelve-month period immediately preceding the Determination Year (the "Look-Back Year"); or

         (B)      For the Look-Back Year

                  (i) receives compensation (within the meaning of Section 414(q)(4) of the Code; "compensation" for purposes of this Paragraph) in excess of $90,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by Section 414(q)(1) of the Code) during the Look-Back Year; and

                  (ii) if the Committee elects the application of this clause in such Look-Back Year, is a member of the top 20% of Employees for the Look-Back Year (other than Employees described in Section 414(q)(5) of the
                           Code) ranked on the basis of compensation received during the year.

         For purposes of the preceding sentence, (i) all employers aggregated with the Employer under Section 414(b), (c), (m), or (o) of the Code shall be treated as a single employer and (ii) a former Employee who had a separation year (generally, the Determination Year such Employee separates from service) prior to the Determination Year and who was an active Highly Compensated Employee for either such separation year or any Determination Year ending on or after such Employee's fifty-fifth birthday shall be deemed to be a Highly Compensated Employee. To the extent that the provisions of this Paragraph are inconsistent or conflict with the definition of a "highly compensated employee" set forth in Section 414(q) of the Code and the Treasury regulations thereunder, the relevant terms and provisions of Section 414(q) of the Code and the Treasury regulations thereunder shall govern and control.

(34) INCENTIVE CONTRIBUTION SUBACCOUNT: The subaccount of a Participant's Employer Contribution Account defined in Section 1.1(24).

(35) INVESTMENT FUND: Investment funds made available from time to time for the investment of Plan assets as described in Article V.

(36) LEASED EMPLOYEE: Each person who is not an employee of the Employer or a Controlled Entity but who performs services for the Employer or a Controlled Entity pursuant to an agreement (oral or written) between the Employer or a Controlled Entity and any leasing organization, provided that (A) such person has performed such services for the Employer or a Controlled Entity or for related persons (within the meaning of Section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year and (B) such services are performed under primary direction or control by the Employer or a Controlled Entity.

(37) NON-ESOP SUBACCOUNT: The subaccount of a Participant's Employer Contribution Account defined in Section 1.1(24).

(38) NORMAL RETIREMENT DATE: The date a Participant attains the age of sixty-five.

(39) PARTICIPANT: Each individual who has met the eligibility requirements for participation in the Plan pursuant to Article II. For purposes of Articles V and VI and Section 18.6 only, the beneficiary of a deceased Participant and any alternate payee under a qualified domestic relations order (as defined in Section 18.2) shall have the rights of a Participant.

(40) PLAN: The Illinois Power Company Incentive Savings Plan, as amended from time to time.

(41) PLAN YEAR: The twelve-consecutive month period commencing January 1 of each year.

(42) ROLLOVER CONTRIBUTION ACCOUNT: An individual account for a Participant, which is credited with (A) his Rollover Contributions and (B) as of the Effective Date, the balance of his "Transfer Account" (as defined in the Plan prior to this restatement thereof) under the Plan immediately prior to the Effective Date. Such Account shall also be adjusted to reflect changes in value as provided in Section 4.3.

(43)     ROLLOVER CONTRIBUTIONS: Contributions made by a Participant pursuant to
         Section 3.9.

(44) SUSPENSE ACCOUNT: The account under which Financed Stock is held until released and allocated to Participants' ESOP Subaccounts.

(45) TOTAL AND PERMANENT DISABILITY: A condition that results in a Participant being permanently incapable of performing his job for physical or mental reasons, as determined by the Committee based on a written medical opinion (unless such opinion is waived by the Committee as unnecessary).

(46) TRASOP: The Illinois Power Company Tax Reduction Act Stock Ownership Plan, which was terminated effective October 31, 1988.

(47) TRASOP EMPLOYEE SUBACCOUNT: The subaccount of a Participant's TRASOP Transfer Account defined in Section 1.1(49).

(48) TRASOP EMPLOYER SUBACCOUNT: The subaccount of a Participant's TRASOP Transfer Account defined in Section 1.1(49).

(49) TRASOP TRANSFER ACCOUNT: An individual account for each Participant who was a participant in the TRASOP and who had his account balances under the TRASOP transferred to the Plan, which is comprised of the following subaccounts:

         (A) TRASOP EMPLOYEE SUBACCOUNT: A subaccount for each such Participant that is attributable to employee contributions to the TRASOP. The TRASOP Employee Subaccount shall be adjusted to reflect such subaccount's change in value as provided in
                   Section 4.3.

         (B) TRASOP EMPLOYER SUBACCOUNT: A subaccount for each such Participant that is attributable to employer contributions to the TRASOP. The TRASOP Employer Subaccount shall be adjusted to reflect such subaccount's change in value as provided in
                   Section 4.3.

(50) TRUST: The trust(s) established under the Trust Agreement(s) to hold and invest contributions made under the Plan and income thereon, and from which Plan benefits are distributed.

(51) TRUST AGREEMENT: The agreement(s) entered into between the Company and the Trustee establishing the Trust, as such agreement(s) may be amended from time to time.

(52) TRUST FUND: The funds and properties held pursuant to the provisions of the Trust Agreement for the use and benefit of the Participants, together with all income, profits, and increments thereto.

(53) TRUSTEE: The trustee or trustees qualified and acting under the Trust Agreement at any time.

(54) VBO: The "Vanguard Brokerage Option" that is an Investment Fund under the Plan, as described in Section 5.4 of the Plan.

         1.2 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

         1.3 HEADINGS. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

         1.4 CONSTRUCTION. It is intended that the Plan be qualified within the meaning of Section 401(a) of the Code and that the Trust be tax exempt under Section 501(a) of the Code, and all provisions herein shall be construed in accordance with such intent.

                                II. PARTICIPATION

         2.1 ELIGIBILITY. On or after the Effective Date, each Eligible Employee shall become a Participant immediately upon his employment as an Eligible Employee. Notwithstanding the foregoing:

         (a) An Eligible Employee who was a Participant in the Plan on the day prior to the Effective Date shall remain a Participant in this restatement thereof as of the Effective Date;

         (b) An Employee who has not become a Participant because he was not an Eligible Employee shall become a Participant immediately upon becoming an Eligible Employee as a result of a change in his employment status; and

         (c) A Participant who ceases to be an Eligible Employee but remains an Employee shall continue to be a Participant but, on and after the date he ceases to be an Eligible Employee, he shall no longer be entitled to defer Compensation hereunder, make contributions to the Plan, or share in allocations of Employer Contributions unless and until he shall again become an Eligible Employee.

         2.2 TRANSFERRED EMPLOYEES. Notwithstanding any foregoing provision of this Section to the contrary, if an employee of the Employer or a Controlled Entity (a) ceases to satisfy the eligibility requirements of the Collectively Bargained Plan because he is no longer employed as a member of a group of employees to which such plan has been extended and continues to be extended through a currently effective collective bargaining agreement between his employer and the collective bargaining representative of the group of employees of which he is a member, (b) continues to be employed by the Employer or a Controlled Entity, and (c) coincident with his cessation of eligibility for the Collectively Bargained Plan, satisfies the eligibility requirements of
Section 2.1, then the sum of the amounts in his accounts under the Collectively Bargained Plan (including any outstanding loans) as of the date of the transfer hereinafter described shall be transferred as soon as practicable after such cessation to corresponding Accounts under the Plan in accordance with the requirements of Section 414(l) of the Code and the regulations thereunder, and, for periods after the date of such cessation, he shall cease to be a participant in the Collectively Bargained Plan and shall be a Participant in the Plan, subject to the terms and conditions of the Plan. Amounts transferred to the Plan pursuant to this Section shall not be considered annual additions for purposes of Section 415 of the Code and Section 4.4 of the Plan.

                               III. CONTRIBUTIONS

         3.1      BEFORE-TAX CONTRIBUTIONS.

         (a) A Participant may elect to defer an integral percentage of not less than 1% of his Compensation for a Plan Year by having the Employer contribute the amount so deferred to the Plan. A Participant's election to defer an amount of his Compensation pursuant to this Section shall be made by authorizing his Employer, in the manner prescribed by the Committee, to reduce his Compensation in the elected amount and the Employer, in consideration thereof, agrees to contribute an equal amount to the Plan. The Compensation elected to be deferred by a Participant pursuant to this Section shall become a part of the Employer's Before-Tax Contributions and shall be allocated in accordance with Section 4.1(a). Compensation for a Plan Year not so deferred by a Participant shall be received by such Participant in cash.

         (b) A Participant's deferral election shall remain in force and effect for all periods following the effective date of such election (which shall be as soon as administratively feasible after the election is made) until modified or terminated or until such Participant terminates his employment or ceases to be an Eligible Employee. A Participant who has elected to defer a portion of his Compensation may change his deferral election percentage, effective as of the first day of any payroll period, by communicating such new deferral election percentage to his Employer in the manner and within the time period prescribed by the Committee.

         (c) A Participant may cancel his deferral election, effective as of the first day of any payroll period by communicating such cancellation to his Employer in the manner and within the time period prescribed by the Committee. A Participant who so cancels his deferral election may resume deferrals, effective as of the first day of any payroll period, by communicating his new deferral election to his Employer in the manner and within the time period prescribed by the Committee.

         (d) In restriction of the Participants' elections provided in Paragraphs (a), (b), and (c) above, the Before-Tax Contributions and the elective deferrals (within the meaning of Section 402(g)(3) of the Code) under all other plans, contracts, and arrangements of the Employer on behalf of any Participant for any calendar year shall not exceed $11,000 for calendar year 2002, $12,000 for calendar year 2003, $13,000 for calendar year 2004, $14,000 for calendar year 2005, and $15,000 for calendar year 2006 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by Section 402(g)(4) of the Code).

         (e) In further restriction of the Participants' elections provided in Paragraphs (a), (b), and (c) above, it is specifically provided that one of the "actual deferral percentage" tests set forth in Section 401(k)(3) of the Code and the Treasury regulations and other guidance issued thereunder must be met in each Plan Year. Such testing shall utilize the current year testing method as such term is defined in Internal Revenue Service Notice 98-1.

         (f) If the Committee determines that a reduction of Compensation deferral elections made pursuant to Paragraphs (a), (b) and (c) above is necessary to insure that the restrictions set forth in Paragraph (d) or (e) above are met for any Plan Year, the Committee may reduce the elections of affected Participants on a temporary and prospective basis in such manner as the Committee shall determine.

         (g) As soon as administratively feasible following the end of each payroll period, but no later than the time required by applicable law, the Employer shall contribute to the Trust, as Before-Tax Contributions with respect to each Participant, an amount equal to the amount of Compensation elected to be deferred, pursuant to Paragraphs (a) and (b) above (as adjusted pursuant to Paragraph (f) above), by such Participant during such payroll period. Such contributions, as well as the contributions made pursuant to Sections 3.3, 3.4 and 3.5 shall be made without regard to current or accumulated profits of the Employer. Notwithstanding the foregoing, except as provided in Article VI, the Plan is intended to qualify as a profit sharing plan for purposes of Sections 401(a), 402, 412, and 417 of the Code.

         3.2      AFTER-TAX CONTRIBUTIONS.

         (a) If the Before-Tax Contributions to be made with respect to a Participant are restricted by the limitations set forth in Section 3.1(d) for a calendar year, then, automatically and without any further action by such Participant, such Participant's Compensation shall continue to be reduced by the percentage elected by the Participant and then in effect pursuant to
Section 3.1(a), (b), or (c) for the remainder of such year but on an after-tax basis with such reductions to be contributed to the Plan as his After-Tax Contributions. Effective as of the first day of the following Plan Year, automatically and without any further action by the Participant, such Participant's Compensation reduction election as then in effect under this Paragraph (a), as adjusted pursuant to Paragraphs (c), (d) and (f) below, shall revert to an election to defer Compensation pursuant to Section 3.1(a).

         (b) Without limiting the applicability of Paragraph (a) above, a Participant may contribute to the Plan, as his After-Tax Contributions, an integral percentage of not less than 1% of his Compensation. After-Tax Contributions shall be made by authorizing the Employer to withhold such contributions from the Participant's Compensation as of each payroll period. Each Participant may elect the amount of his After-Tax Contributions in the manner and within the time period prescribed by the Committee.

         (c) A Participant may change the amount of his After-Tax Contributions pursuant to Paragraph (a) and/or (b) above effective as of the first day of any payroll period by electing a new After-Tax Contribution percentage in the manner and within the time period prescribed by the Committee.

         (d) A Participant may suspend his After-Tax Contributions pursuant to Paragraph (a) and/or (b) above effective as of the first day of any payroll period in accordance with the procedures and within the time period prescribed by the Committee. Resumption of suspended After-Tax Contributions shall be made effective as of the first day of any subsequent payroll period by making a new election in the manner and within the time period prescribed by the Committee; provided, however, that a Participant may not resume his After-Tax Contributions pursuant to Paragraph
(a) above once such After-Tax Contributions have been suspended pursuant to this Paragraph.

         (e) A Participant may at any time elect to make a lump sum After-Tax Contribution to the Plan. Such After-Tax Contribution shall be paid to the Employer by such Participant in cash (including personal check or other method approved by the Committee), in an amount determined by such Participant; provided, however, that such contribution may not exceed the otherwise applicable limits set forth in the Plan.

         (f) If the restrictions set forth in Section 3.6 would not otherwise be met for any Plan Year, (1) the After-Tax Contribution elections made pursuant to Paragraphs (a), (b), (c), and (d) above of affected Participants may be reduced by the Committee on a temporary and prospective basis in such manner as the Committee shall determine and (2) any After-Tax Contributions pursuant to Paragraph (e) above of affected Participants may be limited or disallowed.

         (g) As soon as administratively feasible following (1) the end of each payroll period or (2) the receipt by the Employer of a Participant's payment pursuant to Paragraph (e) above, but in either event no later than the time required by applicable law, the Employer shall contribute to the Trust the After-Tax Contributions withheld from the Participants' Compensation during such payroll period or paid to the Employer in accordance with Paragraph (e) above, as applicable.

         3.3      EMPLOYER MATCHING CONTRIBUTIONS.

         (a) For each month of a Plan Year, the Employer shall contribute to the Trust, as Employer Matching Contributions, an amount that equals 50% of the Before-Tax Contributions that were made pursuant to Section 3.1 on behalf of each of the Participants during such month and that were not in excess of 6% of each such Participant's Compensation for such month.

         (b) In addition to the Employer Matching Contributions made pursuant to Paragraph (a) above, for each Plan Year the Employer shall contribute to the Trust, as Employer Matching Contributions, an amount equal to the difference, if any, between (1) 50% of the Before-Tax Contributions that were made pursuant to Section 3.1 on behalf of each of the Eligible Participants during such Plan Year and that were not in excess of 6% of each such Eligible Participant's Compensation for such Plan Year and (2) the Employer Matching Contributions made pursuant to Paragraph (a) above for each such Eligible Participant for such Plan Year. For purposes of this Paragraph, the term "Eligible Participant" shall mean each Participant who was an Eligible Employee on the last day of the applicable Plan Year.

         (c) Employer Matching Contributions shall be contributed to the Trust in the form of shares of Company Stock. The shares of Company Stock that are so contributed shall be valued at the closing price of such stock on the New York Stock Exchange, Inc. as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions for the last day of the month for which the contribution is made (or the next preceding regular business day if the last day of such month is not a regular business day).

         (d) Notwithstanding any foregoing provision of this Section to the contrary, if at any time an Exempt Loan is outstanding, then, to the extent permissible, Employer Matching Contributions shall be contributed to the ESOP in accordance with Section 6.6 and subsequently allocated pursuant to Section 4.1(c).

         3.4      EMPLOYER DISCRETIONARY CONTRIBUTIONS.

         (a) For each Plan Year, the Employer may contribute to the Trust, as an Employer Discretionary Contribution, an additional amount as determined in its discretion.

         (b) Employer Discretionary Contributions shall be contributed to the Trust in the form of shares of Company Stock. The shares of Company Stock that are so contributed shall be valued at the closing price of such stock on the New York Stock Exchange, Inc. as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions for the last day of the Plan Year for which the contribution is made (or the next preceding regular business day if the last day of such Plan Year is not a regular business day).

         (c) Notwithstanding any foregoing provision of this Section to the contrary, if at any time an Exempt Loan is outstanding, then, to the extent permissible, Employer Discretionary Contributions shall be contributed to the ESOP in accordance with Section 6.6 and subsequently allocated pursuant to
Section 4.1(d).

         3.5 EMPLOYER SAFE HARBOR CONTRIBUTIONS. In addition to the Employer Matching Contributions made pursuant to Section 3.3 and the Employer Discretionary Contribution made pursuant to Section 3.4, for each Plan Year, the Employer, in its discretion, may contribute to the Trust as a "safe harbor contribution" for such Plan Year the amounts necessary to cause the Plan to satisfy the restrictions set forth in Section 3.1(e) (with respect to certain restrictions on Before-Tax Contributions) and Section 3.6 (with respect to certain restrictions on Employer Matching Contributions and After-Tax Contributions). Amounts contributed in order to satisfy the restrictions set forth in Section 3.1(e) shall be considered "qualified matching contributions" (within the meaning of Treasury regulation Section 1.401(k)-1(g)(13)) for purposes of such Section, and amounts contributed in order to satisfy the restrictions set forth in Section 3.6 shall be considered Employer Matching Contributions for purposes of such Section. "Qualified matching contributions" may be contributed to the Plan under the preceding sentence for purposes of satisfying the restrictions set forth in Section 3.1(e) only if the conditions described in Treasury regulation Section 1.401(k)-1(b)(5) are satisfied. Any amounts contributed pursuant to this Paragraph shall be allocated in accordance with the provisions of Sections 4.1(e), (f) and (g).

         3.6 RESTRICTIONS ON EMPLOYER MATCHING CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS. In restriction of the Employer Matching Contributions and After-Tax Contributions hereunder, it is specifically provided that one of the "actual contribution percentage" tests set forth in Section 401(m) of the Code and the Treasury regulations and other guidance issued thereunder must be met in each Plan Year. Such testing shall utilize the current year testing method as such term is defined in Internal Revenue Service Notice 98-1. The

Committee may elect, in accordance with applicable Treasury regulations, to treat Before-Tax Contributions to the Plan as Employer Matching Contributions for purposes of meeting this requirement. If Employer Matching Contributions for any portion of a Plan Year are allocated in whole or in part to the ESOP Subaccounts of Participants, then (a) a separate test under this Section for such Plan Year shall be performed with respect to such Employer Matching Contributions and (b) a separate test under this Section for such Plan Year shall be performed with respect to After-Tax Contributions and all other Employer Matching Contributions, if any.

         3.7 RETURN OF CONTRIBUTIONS. Anything to the contrary herein notwithstanding, the Employer's contributions to the Plan are contingent upon the deductibility of such contributions under Section 404 of the Code. To the extent that a deduction for contributions is disallowed, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the date of disallowance, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto, which net earnings shall be treated as a forfeiture in accordance with Section 4.2. Moreover, if Employer contributions are made under a mistake of fact, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the payment thereof, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto, which net earnings shall be treated as a forfeiture in accordance with Section 4.2.

         3.8      DISPOSITION OF EXCESS DEFERRALS AND EXCESS CONTRIBUTIONS.

         (a) Anything to the contrary herein notwithstanding, any Before-Tax Contributions to the Plan for a calendar year on behalf of a Participant in excess of the limitations set forth in Section 3.1(d) and any "excess deferrals" from other plans allocated to the Plan by such Participant no later than March 1 of the next following calendar year within the meaning of, and pursuant to the provisions of, Section 402(g)(2) of the Code, shall be distributed to such Participant not later than April 15 of the next following calendar year.

         (b) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Before-Tax Contributions made by the Employer on behalf of Highly Compensated Employees exceeds the maximum amount of Before-Tax Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.1(e), an excess amount shall be determined by reducing Before-Tax Contributions made on behalf of Highly Compensated Employees in order of their highest actual deferral percentages in accordance with Section 401(k)(8)(B)(ii) of the Code and the Treasury regulations thereunder. Once determined, such excess shall be distributed to Highly Compensated Employees in order of the highest dollar amounts contributed on behalf of such Highly Compensated Employees in accordance with Section 401(k)(8)(C) of the Code and the Treasury regulations thereunder before the end of the next following Plan Year.

         (c) Anything to the contrary herein notwithstanding, if, for any Plan Year, the sum of the aggregate Employer Matching Contributions and After-Tax Contributions allocated to the Accounts of Highly Compensated Employees exceeds the maximum amount of such Employer Matching Contributions and After-Tax Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.6, an excess amount shall be determined by reducing, first, After-Tax Contributions made by, and second, Employer Matching Contributions made on behalf of, Highly Compensated Employees in order of their highest contribution percentages in accordance with Section 401(m)(6)(B)(ii) of the Code and Treasury regulations thereunder. Once determined, such excess shall be distributed to Highly Compensated Employees in order of the highest dollar amounts contributed by or on behalf of such Highly Compensated Employees in accordance with Section 401(m)(6)(C) of the Code and the Treasury regulations thereunder (or, if such excess contributions are forfeitable, they shall be forfeited) before the end of the next following Plan Year. If separate testing is performed pursuant to the last sentence of Section 3.6, then the corrective actions described in this Paragraph shall be applied separately in a manner consistent with such separate testing.

         (d) In coordinating the disposition of excess deferrals and excess contributions pursuant to this Section, such excess deferrals and excess contributions shall be disposed of in the following order:

                  (1) First, excess Before-Tax Contributions that constitute excess deferrals described in Paragraph (a) above that are not considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed;

                  (2) Next, excess Before-Tax Contributions that constitute excess deferrals described in Paragraph (a) above that are considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed, and the Employer Matching Contributions with respect to such Before-Tax Contributions shall be forfeited;

                  (3) Next, excess Before-Tax Contributions described in Paragraph (b) above that are not considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed;

                  (4) Next, excess Before-Tax Contributions described in Paragraph (b) above that are considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed, and the Employer Matching Contributions with respect to such Before-Tax Contributions shall be forfeited;

                  (5) Next, excess After-Tax Contributions described in Paragraph (c) above shall be distributed; and

                  (6) Finally, excess Employer Matching Contributions described in Paragraph (c) above shall be distributed (or, if forfeitable, forfeited).

         (e) Any distribution or forfeiture of excess deferrals or excess contributions pursuant to the provisions of this Section shall be adjusted for income or loss allocated thereto in the manner determined by the Committee in accordance with any method permissible under applicable Treasury regulations. Any forfeiture pursuant to the provisions of this Section shall be considered to have occurred on the date which is 2 1/2 months after the end of the Plan Year.

         3.9      ROLLOVER CONTRIBUTIONS.

         (a) Rollover Contributions may be made to the Plan by any Participant of amounts received by such Participant from a qualified plan described in Section 401(a) or 403(a) of the Code or an annuity contract described in Section 403(b) of the Code (excluding, in each case, after-tax employee contributions). In addition, the Plan will accept a Rollover Contribution of the portion of a distribution received by a Participant from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income. Rollover Contributions pursuant to this Paragraph may only be made to the Plan pursuant to and in accordance with applicable provisions of the Code and Treasury regulations promulgated thereunder.

         (b) Qualified direct Rollover Contributions may be made to the Plan by any Participant of amounts received by such Participant from any of a qualified plan described in Section 401(a) or 403(a) of the Code (including after-tax employee contributions) or an annuity described in Section 403(b) of the Code (excluding after-tax employee contributions). Qualified direct Rollover Contributions may be made to the Plan only pursuant to and in accordance with applicable provisions of the Code and Treasury regulations promulgated thereunder. A direct Rollover Contribution of amounts that are "eligible rollover distributions" within the meaning of Section 402(f)(2)(A) of the Code may be made to the Plan irrespective of whether such eligible rollover distribution was paid to the Participant or paid to the Plan as a "direct" Rollover Contribution.

         (c) Any Participant desiring to effect a Rollover Contribution to the Plan must follow the procedures prescribed by the Committee for such purpose. The Committee may require as a condition to accepting any Rollover Contribution that such Participant furnish any evidence that the Committee in its discretion deems satisfactory to establish that the proposed Rollover Contribution is in fact eligible for rollover to the Plan and is made pursuant to and in accordance with applicable provisions of the Code and Treasury regulations. All Rollover Contributions to the Plan must be made in cash. A Rollover Contribution shall be credited to the Rollover Contribution Account of the Participant for whose benefit such Rollover Contribution is being made as of the day such Rollover Contribution is received by the Trustee.

                         IV. ALLOCATIONS AND LIMITATIONS

         4.1      ALLOCATION OF CONTRIBUTIONS TO ACCOUNTS.

         (a) Before-Tax Contributions made by the Employer on a Participant's behalf shall be allocated to such Participant's Before-Tax Account.

         (b)      After-Tax Contributions made by a Participant pursuant to
Section 3.2 shall be allocated to such Participant's After-Tax Account.

         (c) Employer Matching Contributions made by the Employer on a Participant's behalf shall be allocated to such Participant's Non-ESOP Subaccount (or, to the extent that Section 3.3(d) applies, then such allocations shall be made to such Participant's ESOP Subaccount).

         (d) The Employer Discretionary Contribution, if any, made pursuant to Section 3.4 for a Plan Year shall be allocated to the Non-ESOP Subaccounts (or, to the extent that Section 3.4(c) applies, to the ESOP Subaccounts) of Participants who (1) were Eligible Employees on the last day of such Plan Year or (2) terminated employment during such Plan Year on or after Normal Retirement Date or by reason of Total and Permanent Disability or death. The allocation to each such eligible Participant's Non-ESOP Subaccount (or ESOP Subaccount, if applicable) shall be that portion of such Employer Discretionary Contribution which is in the same proportion that such Participant's Compensation for such Plan Year bears to the total of all such Participants' Compensation for such Plan Year.

         (e) The Employer Safe Harbor Contribution, if any, made pursuant to Section 3.5 for a Plan Year in order to satisfy the restrictions set forth in Section 3.1(e) shall be allocated to the Before-Tax Accounts of Participants who (1) received an allocation of Before-Tax Contributions for such Plan Year and (2) were not Highly Compensated Employees for such Plan Year (each such Participant individually referred to as an "Eligible Participant" for purposes of this Paragraph). Such allocation shall be made, first, to the Before-Tax Account of the Eligible Participant who received the least amount of Compensation for such Plan Year until the limitation set forth in Section 4.4 has been reached as to such Eligible Participant, then to the Before-Tax Account of the Eligible Participant who received the next smallest amount of Compensation for such Plan Year until the limitation set forth in
Section 4.4 has been reached as to such Eligible Participant, and continuing in such manner until the Employer Safe Harbor Contribution for such Plan Year has been completely allocated or the limitation set forth in Section 4.4 has been reached as to all Eligible Participants. Any remaining Employer Safe Harbor Contribution for such Plan Year shall be allocated among the Before-Tax Accounts of all Participants who were Eligible Employees during such Plan Year, with the allocation to each such Participant's Before-Tax Account being the portion of such remaining Employer Safe Harbor Contribution which is in the same proportion that such Participant's Compensation for such Plan Year bears to the total of all such Participants' Compensation for such Plan Year.

         (f) The Employer Safe Harbor Contribution, if any, made pursuant to Section 3.5 for a Plan Year in order to satisfy the restrictions set forth in Section 3.6 shall be allocated to the Employer Contribution Accounts of Participants who (1) received an allocation of Employer Matching Contributions for such Plan Year and (2) were not Highly Compensated Employees for such Plan Year (each such Participant individually referred to as an "Eligible Participant" for purposes of this Paragraph). Such allocation shall be made, first, to the Employer Contribution Account of the Eligible Participant who received the least amount of Compensation for such Plan Year until the limitation set forth in Section 4.4 has been reached as to such Eligible Participant, then to the Employer Contribution Account of the Eligible Participant who received the next smallest amount of Compensation for such Plan Year until the limitation set forth in Section 4.4 has been reached as to such Eligible Participant, and continuing in such manner until the Employer Safe Harbor Contribution for such Plan Year has been completely allocated or the limitation set forth in Section 4.4 has been reached as to all Eligible Participants. Any remaining Employer Safe Harbor Contribution for such Plan Year shall be allocated among the Employer Contribution Accounts of all Participants who were Eligible Employees during such Plan Year, with the allocation to each such Participant's Employer Contribution Account being the portion of such remaining Employer Safe Harbor Contribution which is in the same proportion that such

Participant's Compensation for such Plan Year bears to the total of all such Participants' Compensation for such Plan Year.

         (g) If an Employer Safe Harbor Contribution is made in order to satisfy the restrictions set forth in both Section 3.1(e) and Section 3.6 for the same Plan Year, the Employer Safe Harbor Contribution made in order to satisfy the restrictions set forth in Section 3.1(e) shall be allocated (pursuant to Paragraph (e) above) prior to allocating the Employer Safe Harbor Contribution made in order to satisfy the restrictions set forth in Section
3.6 (pursuant to Paragraph (f) above). In determining the application of the limitations set forth in Section 4.4 to the allocations of Employer Safe Harbor Contributions, all Annual Additions (as such term is defined in Section 4.4) to a Participant's Accounts other than Employer Safe Harbor Contributions shall be considered allocated prior to Employer Safe Harbor Contributions.

         (h) All contributions to the Plan shall be considered allocated to Participants' Accounts no later than the last day of the Plan Year for which they were made, as determined pursuant to Article III, except that, for purposes of Section 4.3, contributions shall be considered allocated to Participants' Accounts when received by the Trustee.

         4.2 APPLICATION OF FORFEITURES. Any amounts that are forfeited under any provision hereof during a Plan Year shall be applied in the manner determined by the Committee to reduce Employer Matching Contributions and/or to pay expenses incident to the administration of the Plan and Trust. Prior to such application, forfeited amounts shall be held in suspense and invested in the Investment Fund or Funds designated from time to time by the Committee.

         4.3 VALUATION OF ACCOUNTS. All amounts contributed to the Trust Fund shall be invested as soon as administratively feasible following their receipt by the Trustee, and the balance of each Account shall reflect the result of daily pricing of the assets in which such Account is invested from the time of receipt by the Trustee until the time of distribution.

         4.4      LIMITATIONS AND CORRECTIONS.

         (a) For purposes of this Section, the following terms and phrases shall have these respective meanings:

                  (1) "Annual Additions" of a Participant for any Limitation Year shall mean the total of (A) the Employer Contributions, Before-Tax Contributions, and forfeitures, if any, allocated to such Participant's Accounts for such year, (B) Participant's contributions, if any, (excluding any Rollover Contributions for such year), and (C) amounts referred to in Sections 415(l)(1) and 419A(d)(2) of the Code.

                  (2) "415 Compensation" shall mean wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips and bonuses), subject to the following adjustments and limitations:

                           (A)      The following shall be included:

                                    (i)   Elective deferrals (as defined in
                           Section 402(g)(3) of the Code) from compensation to be paid by the Employer to the Participant;

                                    (ii)  Any amount which is contributed or
                           deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Section 125 or 457 of the Code; and

                                    (iii) Any amounts that are not includible in
                           the gross income of a Participant under a salary reduction agreement by reason of the application of
                           Section 132(f) of the Code.

                           (B)      The following shall be excluded:

                                    (i)   Contributions made by the Employer to
                           a plan of deferred compensation to the extent that, before the application of the limitations of Section 415 of the Code to that plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed. In addition, Employer contributions made on behalf of a Participant to a simplified employee pension described in Section 408(k) of the Code are not considered as compensation for the taxable year in which contributed to the extent such contributions are not taxable to, or are deductible by, the Participant. Additionally, any distributions from a plan of deferred compensation are not considered as compensation for purposes of Section 415 of the Code, regardless of whether such amounts are includible in the gross income of the Participant when distributed. However, any amounts received by a Participant pursuant to an unfunded nonqualified plan may be considered as compensation for purposes of Section 415 of the Code in the year such amounts are includible in the gross income of the Participant;

                                    (ii)  Amounts realized from the exercise of
                           a nonqualified stock option or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture under Section 83 of the Code and the regulations issued thereunder;

                                    (iii) Amounts realized from the sale,
                           exchange, or other disposition of stock acquired under a qualified stock option;

                                    (iv)  Other amounts that receive special tax
                           benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Participant); and

                                    (v)   Any other items or amounts paid to or
                           for the benefit of a Participant.

                           (C) The 415 Compensation of any Participant taken into account for purposes of the Plan shall be limited to $200,000 for any Plan Year with such limitation to be:

                                    (i)   Adjusted automatically to reflect any
                           amendments to Section 401(a)(17) of the Code and any cost-of-living increases authorized by
                           Section 401(a)(17) of the Code; and

                                    (ii)  Prorated for a Plan Year of less than
                           twelve months and to the extent otherwise required by applicable law.

                  (3)      "Limitation Year" shall mean the Plan Year.

                  (4) "Maximum Annual Additions" of a Participant for any Limitation Year shall mean the lesser of (A) $40,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustment authorized by Section 415(d) of the Code) or (B) 100% of such Participant's 415 Compensation during such Limitation Year, except that the limitation in this Clause (B) shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service with the Employer or a Controlled Entity that is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.

         (b) Contrary Plan provisions notwithstanding, except as provided in Paragraph (c) below, in no event shall the Annual Additions credited to a Participant's Accounts for any Limitation Year exceed the Maximum Annual Additions for such Participant for such year.

         (c) If no more than one-third of the Employer Contributions for a Limitation Year that are deductible under Section 404(a) of the Code as principal or interest payments on an Exempt Loan are allocated to Highly Compensated Employees, then the limitations imposed by Paragraph (b) above shall not apply to:

                  (1) Forfeitures of Company Stock if such Company Stock was acquired with the proceeds of an Exempt Loan; or

                  (2) Employer Contributions that are deductible as interest payments on an Exempt Loan under Section 404(a)(9)(B) of the Code and charged against a Participant's ESOP Subaccount.

         (d) If as a result of a reasonable error in estimating a Participant's compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of Section 415 of the Code, or because of other limited facts and circumstances, the Annual Additions that would be credited to a Participant's Accounts for a Limitation Year would nonetheless exceed the limitations herein provided for such Participant for such year, the excess

Annual Additions which, but for this Section, would have been allocated to such Participant's Accounts shall be disposed of as follows:

                  (1) First, by returning to such Participant his After-Tax Contributions, adjusted for income or loss allocated thereto;

                  (2) Next, any such excess Annual Additions in the form of Before-Tax Contributions on behalf of such Participant that would not have been considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed to such Participant, adjusted for income or loss allocated thereto;

                  (3) Next, any such excess Annual Additions in the form of Before-Tax Contributions on behalf of such Participant that would have been considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed to such Participant, adjusted for income or loss allocated thereto, and the Employer Matching Contributions that would have been allocated to such Participant's Accounts based upon such distributed Before-Tax Contributions shall be treated as a forfeiture;

                  (4) Finally, any such excess Annual Additions in the form of Employer Discretionary Contributions shall, to the extent such amounts would otherwise have been allocated to such Participant's Accounts, be treated as a forfeiture.

         (e) For purposes of determining whether the Annual Additions under this Plan exceed the limitations herein provided, all defined contribution plans of the Employer are to be treated as one defined contribution plan. In addition, all defined contribution plans of Controlled Entities shall be aggregated for this purpose. For purposes of this Section only, a "Controlled Entity" (other than an affiliated service group member within the meaning of Section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard. If the Annual Additions credited to a Participant's Accounts for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Paragraph would exceed the limitations herein provided for such Participant for such Limitation Year, the Annual Additions under this Plan and the additions under such other plans shall be reduced on a pro rata basis and allocated, reallocated, or returned in accordance with applicable plan provisions regarding Annual Additions in excess of such limitations.

         (f) If the Committee determines that a reduction of Compensation deferral elections pursuant to Section 3.1 and/or After-Tax Contribution elections pursuant to Section 3.2 is necessary to insure that the limitations set forth in this Section are met for any Plan Year, the Committee may reduce the elections of affected Participants on a temporary and prospective basis in such manner as the Committee shall determine. Further, the Committee may limit or disallow After-Tax Contributions pursuant to Section 3.2(e) in order to insure that the limitations set forth in this Section are met for any Plan Year.

                            V. INVESTMENT OF ACCOUNTS

         5.1 INVESTMENT OF ESOP SUBACCOUNTS. Participants' ESOP Subaccounts shall be subject to, and invested in accordance with, Article VI. Except as provided in Article VI, the remaining provisions of this Article, other than Section 5.5, shall not apply to such ESOP Subaccounts.

         5.2 INVESTMENT OF CERTAIN EMPLOYER CONTRIBUTIONS. Employer Matching Contributions and Employer Discretionary Contributions, and any earnings thereon, shall initially be invested in Company Stock.

         5.3      INVESTMENT OF ACCOUNTS.

         (a) Except as provided in Section 5.2, each Participant shall designate, in accordance with the procedures established from time to time by the Committee, the manner in which the amounts allocated to his Accounts shall be invested from among the Investment Funds made available from time to time by the Committee. With respect to the portion of a Participant's Accounts that is subject to investment direction, such Participant may designate one of such Investment Funds for all the amounts allocated to such portion of his Accounts (except to the extent otherwise provided by the Committee pursuant to Section
5.4 with respect to the VBO) or he may split the investment of the amounts allocated to such portion of his Accounts among such Investment Funds in such increments as the Committee may prescribe. If a Participant fails to make a designation, then such portion of his Accounts shall be invested in the Investment Fund or Funds designated by the Committee from time to time in a uniform and nondiscriminatory manner.

         (b) Except as provided in Section 5.2, a Participant may change his investment designation for future contributions to be allocated to his Accounts. Any such change shall be made in accordance with the procedures established by the Committee, and the frequency of such changes may be limited by the Committee.

         (c) A Participant may elect to convert his investment designation with respect to the amounts already allocated to his Accounts (including, without limitation, the conversion of the investment designation with respect to amounts invested in Company Stock pursuant to Section 5.2). Any such conversion shall be made in accordance with the procedures established by the Committee, and the frequency of such conversions may be limited by the Committee.

         5.4 VBO INVESTMENTS. One of the Investment Funds available for the investment of the amounts in a Participant's Accounts under the Plan shall be the VBO. A Participant may designate that a portion of the amounts in his Accounts shall be invested in the VBO in accordance with the procedures, and subject to any limitations, established by the Committee. Upon such a designation, the amounts so invested in the VBO shall be available, in accordance with such Participant's directions, for the purchase and subsequent sale of such stocks, bonds, mutual fund units, and other securities as the Committee shall make available from time to time. A Participant's directions with respect to any such purchases and sales shall be effected in accordance with the procedures established by the Committee. Investment in the VBO by a Participant shall subject the amounts in his Accounts to such annual, transactional, or other fees and expenses as the Committee may determine. Further, investment in the VBO shall be subject to such other terms, conditions, and limitations as the Committee may from time to time determine. Voting and other rights associated with Participants' investments in the VBO shall be exercisable by Participants to the extent and in the manner determined by the Committee in its sole discretion.

         5.5      PASS-THROUGH VOTING AND OTHER RIGHTS WITH RESPECT TO COMPANY
STOCK.

         (a) Each Participant shall have the right to direct the Trustee as to the manner of voting and the exercise of all other rights which a shareholder of record has with respect to shares (and fractional shares) of Company Stock which have been allocated to the Participant's Accounts including, but not limited to, the right to sell or retain shares in a public or private tender offer.

         (b) All shares (and fractional shares) of Company Stock for which the Trustee has not received timely Participant directions shall be voted or exercised by the Trustee in the same proportion as the shares (and fractional shares) of Company Stock for which the Trustee received timely Participant directions, except in the case where to do so would be inconsistent with the provisions of Title I of the Act.

         (c) Notwithstanding anything herein to the contrary, in the event of a tender offer for Company Stock, the Trustee shall interpret a Participant's silence as a direction not to tender the shares of Company Stock allocated to the Participant's Accounts and, therefore, the Trustee shall not tender any shares (or fractional shares) of Company Stock for which it does not receive timely directions to tender such shares (or fractional shares) from Participants, except in the case where to do so would be inconsistent with the provisions of Title I of the Act.

         5.6 STOCK SPLITS AND STOCK DIVIDENDS. Stock or other securities received by the Trustee by reason of a stock split, stock dividend, or recapitalization shall be appropriately allocated to the Accounts of each affected Participant.

         5.7 RESTRICTION ON ACQUISITION OF COMPANY STOCK. Notwithstanding any other provision hereof, it is specifically provided that the Trustee shall not purchase Company Stock or other Company securities during any period in which such purchase is, in the opinion of counsel for the Company or the Committee, restricted by any law or regulation applicable thereto. During such period, amounts that would otherwise be invested in Company Stock or other Company securities pursuant to an investment designation shall be invested in such other assets as the Committee may in its discretion determine, or the Committee may direct the Trustee to hold such amounts uninvested for a reasonable period pending the purchase of such stock or securities.

                          VI. ESOP AND ESOP ALLOCATIONS

         6.1 ARTICLE CONTROLS. Any Plan provisions to the contrary notwithstanding, the provisions of this Article shall control.

         6.2 PURPOSE OF ESOP. The purpose of the ESOP is to enable Participants to acquire an ownership interest in the Company. As a means of accomplishing such purpose, the ESOP will be invested primarily in Company Stock. The ESOP is also designed to provide a technique of corporate finance to the Company or the Employer. Therefore, it may be used to accomplish the following objectives: to provide Participants with beneficial ownership of Company Stock; to meet general financing requirements of the Company or the Employer, including capital growth and transfer in the ownership of Company Stock; and to receive loans (or other extensions of credit) to finance the acquisition of Company Stock, with such loans (or credits) secured primarily by a commitment by the Employer to pay contributions to the Trust in amounts sufficient to enable principal and interest on such loans to be repaid.

         6.3 NATURE OF THE ESOP. The ESOP is designed to meet the requirements for an employee stock ownership plan within the meaning of
Section 4975(e)(7) of the Code and Section 407(d)(6) of the Act, which may enter into one or more Exempt Loans. No loan shall be made to the ESOP which is (i) a loan made by a disqualified person (as such term is defined in Section 4975(e) of the Code) or (ii) a loan guaranteed by a disqualified person (as such term is defined in Section 4975(e) of the Code) unless all of the requirements of this Article VI have been satisfied. The ESOP Subaccounts shall be the portion of the Plan that constitutes an employee stock ownership plan, and the ESOP is intended to be a stock bonus plan qualified under
Section 401(a) of the Code.

         6.4      REQUIREMENTS AS TO EXEMPT LOAN.

         (a) The terms of any Exempt Loan shall comply with all the requirements necessary to constitute an exempt loan within the meaning of Treasury Regulation Section 54.4975-7(b), including each of the following requirements:

                  (i) the terms shall be as favorable to the ESOP as the terms of a comparable loan from arms-length negotiations between independent parties;

                  (ii) the interest rate shall be no more than a reasonable interest rate considering all relevant factors including the amount and duration of the loan, the security and guarantee involved, the credit standing of the ESOP and the guarantor of the loan and the interest rate prevailing for comparable loans;

                  (iii)   the loan shall be without recourse against the ESOP;

                  (iv) the loan must be for a specific term under which the number of years to maturity is definitely ascertainable at all times;

                  (v) the loan may not be payable at the demand of any person except in the case of default;

                  (vi) the only assets of the ESOP that may be given as collateral for the loan are Company Stock acquired with the proceeds of the same or Company Stock used as collateral on a prior Exempt Loan and repaid with the proceeds of the same;

                  (vii) no person entitled to payment under the loan shall have any right to assets of the ESOP other than collateral given for the loan, contributions made to the ESOP to enable it to meet its obligations under the loan and earnings attributable to such collateral and such contributions;

                  (viii) the value of ESOP assets transferred in satisfaction of the loan upon an event of default shall not exceed the amount of the default;

                  (ix) if the lender is a disqualified person (as such term is defined in Section 4975(e) of the Code), ESOP assets may only be transferred upon default only upon and to the extent of the failure of the ESOP to meet the payment schedule of the loan;

                  (x) upon payment of any portion of the balance due on the loan, the assets pledged as collateral for such portion shall be released from encumbrance; and

                  (xi) the loan shall be repaid only from amounts contributed to the ESOP by the Employer to enable the ESOP to repay such loan, earnings on such contributions and earnings on Financed Stock acquired with the proceeds of such loan (including dividends and proceeds of sale of such Financed Stock, so long as such use of proceeds complies with applicable requirements of the Code and regulations thereunder).

         (b) Any Exempt Loan must be primarily for the benefit of Participants and their beneficiaries.

         (c) Except as provided in Section 6.10 or as otherwise permitted by Section 4975(e)(7) of the Code and Treasury Regulations promulgated thereunder, Company Stock acquired with the proceeds of an Exempt Loan shall not be subject to a put, call or other option or buy-sell or similar arrangement while held by or distributed from the Plan. The restrictive protections of this Paragraph (c) shall be nonterminable with respect to Company Stock acquired with the proceeds of an Exempt Loan and shall continue to exist regardless of whether such loan is repaid or the Plan ceases to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code and Treasury Regulations promulgated thereunder.

         6.5      USE OF EXEMPT LOAN PROCEEDS.

         (a) The proceeds of any Exempt Loan shall be used within a reasonable time after receipt thereof to acquire Company Stock, to repay such loan or to repay a prior Exempt Loan.

         (b) Company Stock acquired with the proceeds of any Exempt Loan shall at all times meet the requirements of Section 409(l) of the Code.

         (c) All shares of Company Stock acquired by the Plan with the proceeds of an Exempt Loan shall be allocated to the Suspense Account and held therein until released pursuant to the provisions of Section 6.7.

         (d) In no event shall the proceeds of any Exempt Loan be used to enter into any transaction pursuant to which a taxpayer may elect nonrecognition treatment under Section 1042 of the Code.

         6.6 LOAN REPAYMENT CONTRIBUTIONS. With respect to a Plan Year during which there are shares of Financed Stock in the Suspense Account, the Employer shall make contributions to the ESOP in the form of, first, Employer Matching Contributions and, then, Employer Discretionary Contributions in an amount which, when added to dividends then available to amortize a then outstanding Exempt Loan, is sufficient to enable the Trustee to pay any currently maturing obligation under such Exempt Loan.

         6.7      RELEASE AND ALLOCATION OF FINANCED STOCK.

         (a) The number of shares of Financed Stock to be released from the Suspense Account as soon as practicable following any amortization of an Exempt Loan shall equal the number of shares of Financed Stock in the Suspense Account immediately before release multiplied by a fraction. The numerator of the fraction shall be the amount of the payment of principal and interest on the Exempt Loan. The denominator of the fraction shall be the sum of the numerator plus the principal and interest to be paid for all future periods over the duration of the Exempt Loan repayment period. If the Financed Stock includes more than one class of security, the number of shares to be released must be determined by applying the same fraction to each class.

         (b) Following any such amortization of an Exempt Loan, the aggregate amount described in Paragraph (a) above for a Plan Year shall be allocated to Participants' ESOP Subaccounts, first, as provided in Section 4.1(c) for such Plan Year and, then, the excess of the released amount over the Employer Matching Contributions for such Plan Year, if any, shall be allocated to Participants' ESOP Subaccounts as provided in Section 4.1(d) for such Plan Year.

         (c) In the event that the amount described in Paragraph (a) above includes assets other than Company Stock, each allocation to a Participant's ESOP Subaccount pursuant to this Section 6.7 shall contain a pro rata part of Company Stock and such other assets.

         6.8      INVESTMENT OF ACCOUNTS.

         (a) Participants' ESOP Subaccounts shall be invested primarily in shares of Company Stock. For purposes of operational compliance with the requirement that Participants' ESOP Subaccounts shall be invested `primarily' in shares of Company Stock, such ESOP Subaccounts, in the aggregate, will be deemed to be invested `primarily' in Company Stock if 80% or more of the aggregate assets of such ESOP Subaccounts are invested in Company Stock. Notwithstanding the foregoing, the portions of Participants' ESOP Subaccounts consisting of shares of Company Stock which were purchased with the proceeds of any "employer reversion" as such term is defined in Section 4980(c)(2) of the Code (or a predecessor thereto) transferred to the Plan ("Employer Reversion") shall at all times prior to distribution in accordance with the provisions of the Plan be invested 100% in shares of Company Stock.

         (b) Notwithstanding the provisions of Paragraph (a) above, a Participant may elect, in accordance with the procedures established by the Committee, to liquidate any or all of the Company Stock held in his ESOP Subaccount (other than any portion of such Participant's ESOP Subaccount consisting of shares of Company Stock which were purchased with the proceeds of any Employer Reversion) and transfer the amount resulting from such liquidation out of such ESOP Subaccount and into his Non-ESOP Subaccount. Upon any such transfer, such amounts shall be subject to all of the provisions of Article V and shall no longer be subject to the provisions of this Article VI.

         (c) A Participant may elect, in accordance with the procedures established by the Committee, to direct that any amounts held in his Non-ESOP Subaccount shall be reallocated to his ESOP Subaccount. Amounts transferred pursuant to this Paragraph (c) shall be invested primarily in Company Stock, shall be subject to the provisions of this Article VI, and shall no longer be subject to the provisions of Article V except as expressly provided therein.

         6.9      DIVIDENDS.

         (a) Any dividends received by the Trustee which are attributable to Company Stock credited to a Participant's ESOP Subaccount shall be allocated upon receipt by the Trustee to the ESOP Subaccount of such Participant to the same extent and in the same proportion as such dividends would have been received by such Participant had he been the direct owner of the Company Stock credited to his ESOP Subaccount. With respect to each Participant whose employment is terminated for any reason, so long as there are any shares of Company Stock in such Participant's ESOP Subaccount, his ESOP Subaccount shall continue to receive dividend allocations pursuant to this Paragraph.

         (b) Any dividends received by the Trustee which are attributable to Company Stock credited to the Suspense Account shall be used by the Trustee to make Exempt Loan payments until such Exempt Loan has been repaid in full.

         6.10     "PUT" OPTION.

         (a) A former Participant or designated beneficiary shall be granted, at the time that shares of Company Stock are distributed to him from his ESOP Subaccount, a put option to sell the shares of Company Stock to the Company (or its delegate). The put option shall extend for a period of sixty days following the date that the shares of Company Stock are distributed to the former Participant or designated beneficiary, at which time the put option will temporarily lapse. After the end of the Plan Year in which such put option lapses, and following notification to each former Participant or beneficiary who continues to hold the distributed Company Stock of the value of such Company Stock as of the end of such Plan Year, each such former Participant or beneficiary shall have an additional put option for the sixty-day period immediately following the date such notification is given to such former Participant or beneficiary. To exercise the put option provided under this Section 6.10, a former Participant or designated beneficiary shall submit written notice to the Committee of his desire to have the Company (or its delegate) purchase all or a designated portion of the shares of Company Stock which were distributed to him from his ESOP Subaccount. Upon receipt of such written notice, the Company (or its delegate) shall purchase the tendered Company Stock or such portion thereof as was not purchased by the ESOP on the terms set forth below. It is specifically provided that the trustee or custodian of a rollover individual retirement account of a former Participant shall have the same put option as described herein with respect to such former Participant.

         (b) Any Company Stock purchased by the Company (or its delegate) pursuant to the put option provided in Paragraph (a) above shall be purchased as soon as practicable after the exercise of such put option, at a price equal to the fair market value of Company Stock as determined for the date of such purchase. Payment by the Company (or its delegate) for shares of Company Stock purchased pursuant to this put option shall be, as determined by the Company (or its delegate), by (i) a single lump sum cash payment made within thirty days of the date of exercise of the put option by the former Participant or designated beneficiary or (ii) in the case of Company Stock which was received by the former Participant or designated beneficiary in a distribution constituting the distribution within a single taxable year of the balance of the Participant's ESOP Subaccount under the Plan, in substantially equal annual installments over a period beginning not later than thirty days after the exercise of the put option by the former Participant or designated beneficiary and not exceeding five years after the put option is exercised provided that provisions are made for adequate security for the purchaser's debt obligation and reasonable interest is paid with respect to the unpaid portion of the purchase price.

         (c) This Section 6.10 shall be inoperative in the event that the Company Stock which is distributed from an ESOP Subaccount to a Participant or designated beneficiary is, at the time of such distribution, listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act of 1934.

         6.11     RIGHT OF FIRST REFUSAL.

         (a) Any Company Stock distributed from the Plan to a Participant or designated beneficiary shall be subject to a "right of first refusal" in favor of the Plan. No such Participant or designated beneficiary may sell, assign or, in any other manner, transfer (except by gift, devise or intestate succession in which case such Company Stock shall continue to be subject to the right of first refusal provided herein) such Company Stock prior to first giving written notice to the Trustee which shall state the complete terms upon which the Participant or designated beneficiary seeks to transfer the Company Stock. Upon receipt of such written notice, the Trustee, on behalf of the Plan, shall have the right to purchase (a preferential right to which is hereby granted in favor of the Trustee) the Company Stock upon the terms set forth below. The purchase price to the Trustee shall be the fair market value of the Company Stock and, in determining the fair market value of the Company Stock, the Trustee shall give due consideration to the purchase price offered to the selling Participant or beneficiary by a third-party buyer. This "right of first refusal" in favor of the Plan shall lapse upon the earlier of (1) the fourteenth day after the seller gives written notice to the Trustee that an offer by a third-party buyer to purchase the Company Stock has been received, including the complete terms of the proposed transfer or (2) the date the Trustee delivers written notice to the seller that the Plan does not desire to exercise its right to purchase the Company Stock thereby consenting to the proposed transfer on the terms set forth in the selling Participant's notice. If the Trustee, on behalf of the Plan, desires to exercise affirmatively the preferential purchase right set forth above, the Trustee shall do so by giving the required written notice within the fourteen day period described herein. The consummation of any such purchase shall be on a mutually acceptable date as soon as practicable after giving such written notice and the purchaser shall tender payment for any Company Stock purchased pursuant to this Section 6.11(a) in the form of a single cash payment.

         (b) Each stock certificate representing shares of Company Stock distributed from the Plan subject to the "right of first refusal" provided by this Section shall bear the following legend written conspicuously across the face, or written across the back and conspicuously referred to on the face:

                  "The shares evidenced by this certificate are subject to the provisions of Section 6.11 of the Illinois Power Company Incentive Savings Plan. No sale, assignment or transfer (other than by gift, devise or intestate succession in which case such stock shall continue to be subject to the right of first refusal provided herein) of any or all of the shares evidenced by this certificate, or any interest in such shares, shall be valid or effective unless the terms and provisions of such Section 6.11 have been fulfilled. Dynegy Inc. will furnish without charge a copy of such Section containing a full statement of the applicable restrictions on transfer or other disposition of the shares evidenced by this certificate, or any interest in such shares, to the record holder of this certificate upon written request to Dynegy Inc. at its principal place of business or registered office."

         (c) This Section 6.11 shall become inoperative as to all shareholders during any period in which Company Stock is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act of 1934. The protections and rights of this Section are nonterminable with respect to Company Stock acquired with the proceeds of an Exempt Loan and shall continue to exist regardless of whether such loan is repaid or the Plan ceases to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code and Treasury Regulations promulgated thereunder.

         6.12 INVESTMENT OF TRUST FUND IN COMPANY STOCK. The Trustee shall purchase and maintain in the Trust Fund sufficient shares of Company Stock to make distributions of such Company Stock to Participants and their beneficiaries in accordance with the provisions of the Plan, and is authorized to invest up to 100% of the Trust Fund in Company Stock. The Committee shall determine the extent to which the Trust Fund shall be invested in Company Stock and shall determine the price at which Company Stock will be purchased or sold. The Trustee shall act on the Committee's directions with respect to the purchase and sale of Company Stock and shall have no liability for acting or refraining from acting with respect to the shares of the Company Stock held hereunder from time to time. Plan provisions to the contrary notwithstanding, the Trustee shall not purchase Company Stock under the provisions hereof during any period in which such purchase is, in the opinion of the Committee, restricted by any law or regulation applicable thereto. During such period, amounts that would otherwise be invested in Company Stock shall be invested in an interest-bearing account, or the Trustee may hold such amounts uninvested for a reasonable period pending appropriate investment.

         6.13 COMPANY STOCK VALUATION. For purposes of determining the fair market value of Company Stock, the Committee may direct that appraisals of the value of Company Stock be made by an independent appraiser annually or at such more frequent periodic intervals as the Committee deems appropriate and the Committee shall be entitled to base its determination as to the fair market value of Company Stock upon the most recent of such independent appraisals. During any period when Company Stock is not readily tradeable on an established securities market, all plan activities involving Company Stock shall be based on valuations of Company Stock rendered by an independent appraiser in accordance with the requirements of Section 401(a)(28) of the Code and Treasury Regulations promulgated thereunder. This Section shall be inoperative in the event that the Company Stock is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under
Section 15A(b) of the Securities Exchange Act of 1934.

                            VII. TERMINATION BENEFITS

         7.1 NO BENEFITS UNLESS HEREIN SET FORTH. Except as set forth in this Article, upon termination of employment of a Participant for any reason other than death, such Participant shall acquire no right to any benefit from the Plan or the Trust Fund.

         7.2 TERMINATION BENEFIT. Each Participant whose employment is terminated for any reason other than death shall be entitled to a termination benefit, payable at the time and in the form provided in Article IX, equal in value to the sum of the amounts in his Accounts on his Benefit Commencement Date.

         7.3 VESTING OF ACCOUNTS. A Participant shall have a 100% vested and nonforfeitable interest in each of his Accounts at all times.

                              VIII. DEATH BENEFITS

         8.1 DEATH BENEFITS. Upon the death of a Participant while an Employee, the Participant's designated beneficiary shall be entitled to a death benefit payable at the time and in the form provided in Article IX, equal in value to the sum of the amount in the Participant's Accounts on his Benefit Commencement Date.

         8.2      DESIGNATION OF BENEFICIARIES.

         (a) Each Participant shall have the right to designate the beneficiary or beneficiaries to receive payment of his benefit in the event of his death. Each such designation shall be made by executing the beneficiary designation form prescribed by the Committee and filing such form with the Committee. Any such designation may be changed at any time by such Participant by execution and filing of a new designation in accordance with this Section. Notwithstanding the foregoing, if a Participant who is married on the date of his death has designated an individual or entity other than his surviving spouse as his beneficiary, such designation shall not be effective unless (1) such surviving spouse has consented thereto in writing and such consent (A) acknowledges the effect of such specific designation, (B) either consents to the specific designated beneficiary (which designation may not subsequently be changed by the Participant without spousal consent) or expressly permits such designation by the Participant without the requirement of further consent by such spouse, and (C) is witnessed by a Plan representative (other than the Participant) or a notary public or (2) the consent of such spouse cannot be obtained because such spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such surviving spouse shall be irrevocable.

         (b) If no beneficiary designation is on file with the Committee at the time of the death of the Participant or if such designation is not effective for any reason as determined by the Committee, the designated beneficiary or beneficiaries to receive such death benefit shall be as follows:

                  (1) If a Participant leaves a surviving spouse, his designated beneficiary shall be such surviving spouse; and

                  (2) If a Participant leaves no surviving spouse, his designated beneficiary shall be (A) such Participant's executor or administrator or (B) his heirs at law if there is no administration of such Participant's estate.

         (c) Notwithstanding the preceding provisions of this Section and to the extent not prohibited by state or federal law, if a Participant is divorced from his spouse and at the time of his death is not remarried to the person from whom he was divorced, any designation of such divorced spouse as his beneficiary under the Plan filed prior to the divorce shall be null and void unless the contrary is expressly stated in writing filed with the Committee by the Participant. The interest of such divorced spouse failing hereunder shall vest in the persons specified in Paragraph (b) above as if such divorced spouse did not survive the Participant.

                    IX. TIME AND FORM OF PAYMENT OF BENEFITS

         9.1      DETERMINATION OF BENEFIT COMMENCEMENT DATE.

         (a) A Participant's Benefit Commencement Date shall be the date that is as soon as administratively feasible after the Participant or his beneficiary becomes entitled to a benefit pursuant to Article VII or VIII unless the Participant has been reemployed by the Employer or a Controlled Entity before such potential Benefit Commencement Date.

         (b) Unless (1) the Participant has attained age sixty-five or died, (2) the Participant consents to a distribution pursuant to Paragraph (a) within the ninety-day period ending on the date payment of his benefit hereunder is to commence pursuant to Paragraph (a), or (3) the balance of the Participant's Accounts is not in excess of $5,000, the Participant's Benefit Commencement Date shall be deferred to the date which is as soon as administratively feasible after the earlier of the date the Participant attains age sixty-five or the Participant's date of death, or such earlier date as the Participant may elect by written notice to the Committee prior to such date. No less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than ninety days before his Benefit Commencement Date, the Committee shall inform the Participant of his right to defer his Benefit Commencement Date and shall describe the Participant's Direct Rollover election rights pursuant to
Section 9.3 below.

         (c) A Participant's Benefit Commencement Date shall in no event be later than the sixtieth day following the close of the Plan Year during which such Participant attains, or would have attained, his Normal Retirement Date or, if later, terminates his employment with the Employer and all Controlled Entities.

         (d) A Participant's Benefit Commencement Date shall be in compliance with the provisions of Section 401(a)(9) of the Code and applicable Treasury regulations thereunder and shall in no event be later than:

                  (1) April 1 of the calendar year following the later of (A) the calendar year in which such Participant attains the age of seventy and one-half or (B) the calendar year in which such Participant terminates his employment with the Employer and all Controlled Entities (provided, however, that clause (B) of this sentence shall not apply in the case of a Participant who is a "five-percent owner" (as defined in Section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Participant attains the age of seventy and one-half); and

                  (2) In the case of a benefit payable pursuant to Article VIII,
         (A) if payable to other than the Participant's spouse, December 31 of the calendar year that contains the fifth anniversary of the Participant's date of death or (B) if payable to the Participant's spouse, the later of (i) December 31 of the calendar year that contains the fifth anniversary of the Participant's date of death or (ii) December 31 of the calendar year in which such Participant would have attained the age of seventy and one-half, unless such surviving spouse dies before the payment is made, in which case the Benefit Commencement Date may not be deferred beyond December 31 of the calendar year following the calendar year in which such surviving spouse dies.

The provisions of this Section notwithstanding, a Participant may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of
Section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder. With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed on January 17, 2001, notwithstanding any provisions of the Plan to the contrary. The provisions of the preceding sentence shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under
Section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.

         (e) Subject to the provisions of Paragraph (d), a Participant's Benefit Commencement Date shall not occur unless the Article VII or VIII event entitling the Participant (or his beneficiary) to a benefit constitutes a distributable event described in Section 401(k)(2)(B) of the Code and shall not occur while the Participant is employed by the Employer or any Controlled Entity (irrespective of whether the Participant has become entitled to a distribution of his benefit pursuant to Article VII or VIII).

         (f) Paragraphs (a), (b), and (c) above notwithstanding, but subject to the provisions of Paragraph (d) above, a Participant and the beneficiary of a Participant who dies prior to his Benefit Commencement Date, other than a Participant whose balance in his Accounts is not in excess of $5,000, must file a claim for benefits in the manner prescribed by the Committee before payment of his benefit will be made.

         (g) Notwithstanding the provisions of the Plan regarding availability of distributions from the Plan upon "termination of employment," a Participant's Accounts shall be distributed on account of the Participant's "severance from employment" as such term is used in Section 401(k)(2)(B)(i)(I) of the Code. Distributions permitted under the Plan upon a Participant's "severance from employment" pursuant to the preceding sentence shall apply for distributions on or after the Effective Date regardless of when the severance from employment occurred.

         (h) For purposes of this Section, in determining whether the balance in a Participant's Accounts is not in excess of $5,000, the value of the balance in his Accounts shall be determined without regard to that portion of his Accounts which is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16) of the Code. If the value of the balance in a Participant's Accounts as so determined is $5,000 or less, then the Participant's entire account balance (including amounts attributable to such Rollover Contributions) shall be immediately distributed in a single lump sum payment.

         9.2      FORM OF PAYMENT AND PAYEE.

         (a) Subject to the provisions of Paragraph (b) below, a Participant's benefit shall be provided from the balance of such Participant's Accounts under the Plan and shall be paid in cash in one lump sum on the Participant's Benefit Commencement Date. Except as provided in Section 18.4, the Participant's benefit shall be paid to the Participant unless the Participant has died prior to his Benefit Commencement Date, in which case the Participant's benefit shall be paid to his beneficiary designated in accordance with the provisions of Section 9.2.

         (b) Benefits shall be paid (or transferred pursuant to Section 9.3) in cash except that a Participant (or his designated beneficiary or legal representative in the case of a deceased Participant) may elect to have the portion of his Accounts invested in Company Stock paid (or transferred pursuant to Section 9.3) in full shares of such stock with any balance (including fractional shares of Company Stock) to be paid or transferred in cash. Conversions of Company Stock to cash and cash to Company Stock shall be based upon the value of Company Stock on the Participant's Benefit Commencement Date.

         9.3 DIRECT ROLLOVER ELECTION. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an Eligible Rollover Distribution (other than any portion attributable to the offset of an outstanding loan balance of such Participant pursuant to the Plan's loan procedure) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The preceding sentence notwithstanding, a Distributee may elect a Direct Rollover pursuant to this Section only if such Distributee's Eligible Rollover Distributions during the Plan Year are reasonably expected to total $200 or more. Furthermore, if less than 100% of the Participant's Eligible Rollover Distribution is to be a Direct Rollover, the amount of the Direct Rollover must be $500 or more. Prior to any Direct Rollover pursuant to this Section, the Committee may require the Distributee to furnish the Committee with a statement from the plan, account, or annuity to which the benefit is to be transferred verifying that such plan, account, or annuity is, or is intended to be, an Eligible Retirement Plan.

         9.4 TRANSFERS TO COLLECTIVELY BARGAINED PLAN. If an Employee of the Employer or a Controlled Entity (a) ceases to be an Eligible Employee, (b) continues to be employed by the Employer or a Controlled Entity, and (c) coincident with his cessation as an Eligible Employee, he becomes eligible to participate in the Collectively Bargained Plan, then the sum of the amounts in his Accounts (including any outstanding loans) as of the date of the transfer of assets hereinafter provided, shall be transferred as soon as practicable after the cessation described in clause (a) above to corresponding accounts under the Collectively Bargained Plan in accordance with the requirements of
Section 414(l) of the Code and the regulations thereunder, and, for periods after the date of such cessation, he shall cease to be a Participant in the Plan and shall be a participant in the Collectively Bargained Plan, subject to the terms and conditions of the Collectively Bargained Plan.

         9.5 UNCLAIMED BENEFITS. In the case of a benefit payable on behalf of a Participant, if the Committee is unable to locate the Participant or beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited. The timing of such forfeiture shall comply with the time of payment rules described in Section
9.1. Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan by having the forfeited amount restored to such Participant, unadjusted by any subsequent gains or losses of the Trust Fund. Any such restoration shall be made as soon as administratively following the date of the submission of such valid claim. Notwithstanding anything to the contrary in the Plan, forfeited amounts to be restored by the Employer pursuant to this Section shall be charged against and deducted from forfeitures for the Plan Year in which such amounts are restored that would otherwise be available to be applied pursuant to Section 4.2. If such forfeitures otherwise available are not sufficient to provide such restoration, the portion of such restoration not provided by forfeitures shall be charged against and deducted from Employer Discretionary Contributions otherwise available for allocation to other Participants in accordance with Section 4.1(d), and any additional amount needed to restore such forfeited amounts shall be a minimum required Employer Discretionary Contribution (which shall be made without regard to current or accumulated earnings and profits).

         9.6      CLAIMS REVIEW.

         (a) DEFINITIONS. For purposes of this Section, the following terms, when capitalized, will be defined as follows:

                  (1) ADVERSE BENEFIT DETERMINATION: Any denial, reduction or termination of or failure to provide or make payment (in whole or in part) for a Plan benefit, including any denial, reduction, termination or failure to provide or make payment that is based on a determination of a Claimant's eligibility to participate in the Plan. Further, any invalidation of a claim for failure to comply with the claim submission procedure will be treated as an Adverse Benefit Determination.

                  (2) BENEFITS ADMINISTRATOR: The person or office to whom the Committee has delegated day-to-day Plan administration responsibilities and who, pursuant to such delegation, processes Plan benefit claims in the ordinary course.

                  (3) CLAIMANT: A Participant or beneficiary or an authorized representative of such Participant or beneficiary who has filed or desires to file a claim for a Plan benefit.

          (b) FILING OF BENEFIT CLAIM. To file a benefit claim under the Plan, a Claimant must obtain from the Benefits Administrator the information and benefit election forms, if any, provided for in the Plan and otherwise follow the procedures established from time to time by the Committee or the Benefits Administrator for claiming Plan benefits. If, after reviewing the information so provided, the Claimant needs additional information regarding his Plan benefits, he may obtain such information by submitting a written request to the Benefits Administrator describing the additional information needed. A Claimant may only request a Plan benefit by fully completing and submitting to the Benefits Administrator the benefit election forms, if any, provided for in the Plan and otherwise following the procedures established from time to time by the Committee or the Benefits Administrator for claiming Plan benefits.

          (c) PROCESSING OF BENEFIT CLAIM. Upon receipt of a fully completed benefit claim from a Claimant, the Benefits Administrator shall determine if the Claimant's right to the requested benefit, payable at the time or times and in the form requested, is clear and, if so, shall process such benefit claim without resort to the Committee. If the Benefits Administrator determines that the Claimant's right to the requested benefit, payable at the time or times and in the form requested, is not clear, it shall refer the benefit claim to the Committee for review and determination, which referral shall include:

                  (1) All materials submitted to the Benefits Administrator by the Claimant in connection with the claim;

                  (2) A written description of why the Benefits Administrator was of the view that the Claimant's right to the benefit, payable at the time or times and in the form requested, was not clear;

                  (3) A description of all Plan provisions pertaining to the benefit claim;

                  (4) Where appropriate, a summary as to whether such Plan provisions have in the past been consistently applied with respect to other similarly situated Claimants; and

                  (5) Such other information as may be helpful or relevant to the Committee in its consideration of the claim.

If the Claimant's claim is referred to the Committee, the Claimant may examine any relevant document relating to his claim and may submit written comments or other information to the Committee to supplement his benefit claim. Within thirty days of receipt from the Benefits Administrator of a benefit claim referral (or such longer period as may be necessary due to unusual circumstances or to enable the Claimant to submit comments), but in any event not later than will permit the Committee sufficient time to fully and fairly consider the claim and make a determination within the time frame provided in Paragraph (d) below, the Committee shall consider the referral regarding the claim of the Claimant and make a decision as to whether it is to be approved, modified or denied. If the claim is approved, the Committee shall direct the Benefits Administrator to process the approved claim as soon as administratively practicable.

          (d) NOTIFICATION OF ADVERSE BENEFIT DETERMINATION. In any case of an Adverse Benefit Determination of a claim for a Plan benefit, the Committee shall furnish written notice to the affected Claimant within a reasonable period of time but not later than ninety days after receipt of such claim for Plan benefits (or within 180 days if special circumstances necessitate an extension of the ninety-day period and the Claimant is informed of such extension in writing within the ninety-day period and is provided with an extension notice consisting of an explanation of the special circumstances requiring the extension of time and the date by which the benefit determination will be rendered). Any notice that denies a benefit claim of a Claimant in whole or in part shall, in a manner calculated to be understood by the Claimant:

                  (1) State the specific reason or reasons for the Adverse Benefit Determination;

                  (2) Provide specific reference to pertinent Plan provisions on which the Adverse Benefit Determination is based;

                  (3) Describe any additional material or information necessary for the Claimant to perfect the claim and explain why such material or information is necessary; and

                  (4) Describe the Plan's review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of the Act following an Adverse Benefit Determination on review.

         (e) REVIEW OF ADVERSE BENEFIT DETERMINATION. A Claimant has the right to have an Adverse Benefit Determination reviewed in accordance with the following claims review procedure:

                  (1) The Claimant must submit a written request for such review to the Committee not later than 60 days following receipt by the Claimant of the Adverse Benefit Determination notification;

                  (2) The Claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits to the Committee;

                  (3) The Claimant shall have the right to have all comments, documents, records, and other information relating to the claim for benefits that have been submitted by the Claimant considered on review without regard to whether such comments, documents, records or information were considered in the initial benefit determination; and

                  (4) The Claimant shall have reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits free of charge upon request, including (a) documents, records or other information relied upon for the benefit determination, (b) documents, records or other information submitted, considered or generated without regard to whether such documents, records or other information were relied upon in making the benefit determination, and (c) documents, records or other information that demonstrates compliance with the standard claims procedure.

The decision on review by the Committee will be binding and conclusive upon all persons, and the Claimant shall neither be required nor be permitted to pursue further appeals to the Committee.

          (f) NOTIFICATION OF BENEFIT DETERMINATION ON REVIEW. Notice of the Committee's final benefit determination regarding an Adverse Benefit Determination will be furnished in writing or electronically to the Claimant after a full and fair review. Notice of an Adverse Benefit Determination upon review will:

                  (1) State the specific reason or reasons for the Adverse Benefit Determination;

                  (2) Provide specific reference to pertinent Plan provisions on which the Adverse Benefit Determination is based;

                  (3) State that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits including (a) documents, records or other information relied upon for the benefit determination, (b) documents, records or other information submitted, considered or generated without regard to whether such documents, records or other information were relied upon in making the benefit determination, and (c) documents, records or other information that demonstrates compliance with the standard claims procedure; and

                  (4) Describe the Claimant's right to bring an action under
         Section 502(a) of the Act.

The Committee shall notify a Claimant of its determination on review with respect to the Adverse Benefit Determination of the Claimant within a reasonable period of time but not later than sixty days after the receipt of the Claimant's request for review unless the Committee determines that special circumstances require an extension of time for processing the review of the Adverse Benefit Determination. If the Committee determines that such extension of time is required, written notice of the extension (which shall indicate the special circumstances requiring the extension and the date by which the Committee expects to render the determination on review) shall be furnished to the Claimant prior to the termination of the initial sixty-day review period. In no event shall such extension exceed a period of sixty days from the end of the initial sixty-day review period. In the event such extension is due to the Claimant's failure to submit necessary information, the period for making the determination on a review will be tolled from the date on which the notification of the extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.

          (g) EXHAUSTION OF ADMINISTRATIVE REMEDIES. Completion of the claims procedures described in this Section will be a condition precedent to the commencement of any legal or equitable action in connection with a claim for benefits under the Plan by a Claimant or by any other person or entity claiming rights individually or through a Claimant; provided, however, that the Committee may, in its sole discretion, waive compliance with such claims procedures as a condition precedent to any such action.

          (h) PAYMENT OF BENEFITS. If the Benefits Administrator or Committee determines that a Claimant is entitled to a benefit hereunder, payment of such benefit will be made to such Claimant (or commence, as applicable) as soon as administratively practicable after the date the Benefits Administrator or Committee determines that such Claimant is entitled to such benefit or on any other later date designated by and in the discretion of the Committee.

          (i) AUTHORIZED REPRESENTATIVES. An authorized representative may act on behalf of a Claimant in pursuing a benefit claim or an appeal of an Adverse Benefit Determination. An individual or entity will only be determined to be a Claimant's authorized representative for such purposes if the Claimant has provided the Committee with a written statement identifying such individual or entity as his authorized representative and describing the scope of the authority of such authorized representative. In the event a Claimant identifies an individual or entity as his authorized representative in writing to the Committee but fails to describe the scope of the authority of such authorized representative, the Committee shall assume that such authorized representative has full powers to act with respect to all matters pertaining to the Claimant's benefit claim under the Plan or appeal of an Adverse Benefit Determination with respect to such benefit claim.

                            X. IN-SERVICE WITHDRAWALS

         10.1     IN-SERVICE WITHDRAWALS.

         (a) A Participant may withdraw from his After-Tax Account any or all amounts held in such Account.

         (b) A Participant may withdraw from his Rollover Contribution Account any or all amounts held in such Account.

         (c) A Participant may withdraw from his TRASOP Transfer Account any or all amounts held in such Account. Such withdrawal shall come from the Participant's TRASOP Employee Subaccount and his TRASOP Employer Subaccount on a pro rata basis.

         (d) A Participant may withdraw from his Employer Contribution Account any or all amounts held in such Account that have been so held for twenty-four months or more (other than amounts held in his Incentive Contribution Subaccount).

         (e) A Participant who has completed at least sixty cumulative months of participation in the Plan may withdraw from his Employer Contribution Account any or all amounts held in such Account (other than amounts held in his Incentive Contribution Subaccount).

         (f) A Participant who has attained age fifty-nine and one-half may withdraw from his Before-Tax Account and Incentive Contribution Subaccount, on a pro rata basis, an amount not exceeding the then aggregate value of such Account and Subaccount.

         (g) A Participant who has a financial hardship, as determined by the Committee, and who has made all available withdrawals pursuant to the Paragraphs above and pursuant to the provisions of any other plans of the Employer and any Controlled Entities of which he is a member and who has obtained all available loans pursuant to Article XI and pursuant to the provisions of any other plans of the Employer and any Controlled Entities of which he is a member may withdraw from his Before-Tax Account an amount not to exceed the lesser of (1) the balance of such Account or (2) the amount determined by the Committee as being available for withdrawal pursuant to this Paragraph. For purposes of this Paragraph, financial hardship shall mean the immediate and heavy financial needs of the Participant. A withdrawal based upon financial hardship pursuant to this Paragraph shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The amount required to meet the immediate financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. The determination of the existence of a Participant's financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee. The decision of the Committee shall be final and binding, provided that all Participants similarly situated shall be treated in a uniform and nondiscriminatory manner. A withdrawal shall be deemed to be made on account of an immediate and heavy financial need of a Participant if the withdrawal is for:

                  (1) Expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for those persons to obtain medical care described in Section 213(d) of the Code and not reimbursed or reimbursable by insurance;

                  (2) Costs directly related to the purchase of a principal residence of the Participant (excluding mortgage payments);

                  (3) Payment of tuition and related educational fees, and room and board expenses, for the next twelve months of post-secondary education for the Participant or the Participant's spouse, children, or dependents (as defined in Section 152 of the Code);

                  (4) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                  (5) Such other financial needs that the Commissioner of Internal Revenue may deem to be immediate and heavy financial needs through the publication of revenue rulings, notices, and other documents of general applicability.

The above notwithstanding, (1) withdrawals under this Paragraph shall be limited to the sum of the Participant's Before-Tax Contributions to the Plan, plus income allocable thereto and credited to the Participant's Before-Tax Account as of December 31, 1988, less any previous withdrawals of such amounts, and (2) Employer Contributions utilized to satisfy the restrictions set forth in Section 3.1(e), and income allocable thereto, shall not be subject to withdrawal. A Participant who receives a distribution pursuant to this Paragraph on or after the Effective Date on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans maintained by the Employer or any Controlled Entity for six months after receipt of the distribution. A Participant who receives a distribution from his Before-Tax Account in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans maintained by the Employer or any Controlled Entity for six months after the receipt of the distribution or until the Effective Date, if later.
Further, from and after the Effective Date, the post-hardship contribution limit set forth in Treasury regulation Section 1.401(k)-1(d)(2)(iv)(B)(3)
shall no longer apply to Participants as provided in IRS Notice 2002-4 (including, without limitation, to Participants who received a hardship distribution during 2001).

         10.2     RESTRICTION ON IN-SERVICE WITHDRAWALS.

         (a) All withdrawals pursuant to this Article shall be made in accordance with procedures established by the Committee.

         (b) Notwithstanding the provisions of this Article, (1) not more than one withdrawal pursuant to each of Paragraphs (c), (d), (e), and (f) of
Section 10.1 may be made in any one Plan Year, (2) not more than one withdrawal pursuant to Section 10.1(a) may be made in any one calendar quarter, (3) no withdrawal shall be made from an Account to the extent such Account has been pledged to secure a loan from the Plan, and (4) any portion of an Account that is invested in the VBO shall not be subject to withdrawal pursuant to any of the Paragraphs of Section 10.1.

         (c) If a Participant's Account from which a withdrawal is made is invested in more than one Investment Fund, the withdrawal shall be made pro rata from each Investment Fund (other than the VBO) in which such Account is invested.

         (d) All withdrawals under this Article shall be paid in cash; provided, however, that a Participant may elect to have withdrawals pursuant to Section 10.1 paid in full shares of Company Stock (with any fractional shares to be paid in cash) to the extent that the Accounts from which such withdrawals are made are invested in such stock.

         (e) Any withdrawal hereunder that constitutes an Eligible Rollover Distribution shall be subject to the Direct Rollover election described in Section 9.3.

         (f) This Article shall not be applicable to a Participant following termination of employment and the amounts in such Participant's Accounts shall be distributable only in accordance with the provisions of
Article IX.

                                    XI. LOANS

         11.1 ELIGIBILITY FOR LOAN. Upon application by (1) any Participant who is an Employee or (2) any Participant (A) who is a party-in-interest, as that term is defined in Section 3(14) of the Act, as to the Plan, (B) who is no longer employed by the Employer, who is a beneficiary of a deceased Participant, or who is an alternate payee under a qualified domestic relations order, as that term is defined in Section 414(p)(8) of the Code, and (C) who retains an Account balance under the Plan (an individual who is eligible to apply for a loan under this Article being hereinafter referred to as a "Participant" for purposes of this Article) and subject to such uniform and nondiscriminatory rules and regulations as the Committee may establish, the Committee may in its discretion direct the Trustee to make a loan or loans to such Participant. No individual may have more than three loans outstanding under the Plan at any time, and no individual may have more than one loan outstanding under the Plan at any time that is being used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence.

         11.2  MAXIMUM LOAN.

         (a) A loan to a Participant may not exceed 50% of the sum of the then value of such Participant's Accounts as reduced by the sum of then value of the portion of each of such Accounts invested in the VBO.

         (b) Paragraph (a) above to the contrary notwithstanding, no loan shall be made from the Plan to the extent that such loan would cause the total of all loans made to a Participant from all qualified plans of the Employer or a Controlled Entity ("Outstanding Loans") to exceed the lesser of:

               (1) $50,000 (reduced by the excess, if any, of (A) the highest outstanding balance of Outstanding Loans during the one-year period ending on the day before the date on which the loan is to be made, over
         (B) the outstanding balance of Outstanding Loans on the date on which the loan is to be made); or

               (2) one-half the present value of the Participant's nonforfeitable accrued benefit under all qualified plans of the Employer or a Controlled Entity.

         11.3 MINIMUM LOAN. A loan to a Participant may not be for an amount less than $500.00.

         11.4  INTEREST AND SECURITY.

         (a) Any loan made pursuant to this Article shall bear interest at a rate established by the Committee from time to time and communicated to the Participants, which rate shall provide the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances.

         (b) Any loan shall be made as an investment of a segregated loan fund to be established in the Trust Fund for the Participant to whom the loan is made. Any loan shall be considered to come, first, from the Participant's After-Tax Account, second, from his Rollover

Contribution Account, and third, from the remainder of his Accounts on a pro rata basis. The Trustee shall fund a Participant's segregated loan fund by liquidating such portion of the assets of the Accounts from which the Participant's loan is to be made as is necessary to fund the loan and transferring the proceeds to such segregated loan fund. If such Accounts are invested in more than one Investment Fund, the transfer shall be made pro rata from each such Investment Fund (other than the VBO). The loan shall be secured by a pledge of the Participant's segregated loan fund. Notwithstanding any foregoing provision of this Paragraph (b) to the contrary, no loan shall be considered to come from, and no liquidation shall be made with respect to, the portion of a Participant's Accounts that are invested in the VBO.

         11.5  REPAYMENT TERMS OF LOAN.

         (a) A Participant who is an Employee receiving compensation at the time of receipt of a loan shall be required, as a condition to receiving a loan, to enter into an irrevocable agreement authorizing the Employer to make payroll deductions from his compensation so long as the Participant is such an Employee and to transfer such payroll deduction amounts to the Trustee in payment of such loan plus interest. In the case of a Participant who (1) is not at the time of commencement of his loan an Employee, or (2) is not at the commencement of his loan receiving compensation, or (3) was an Employee receiving compensation at the time of commencement of his loan but ceases to receive compensation or ceases to be an Employee, such Participant shall make his loan repayments in the manner prescribed by the Committee.

         (b) The terms of the loan shall (1) require level amortization with payments not less frequently than quarterly, (2) require that the loan be repaid within five years unless the Participant certifies in writing to the Committee that the loan is to be used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant, in which case such loan shall be repaid within ten years, (3) allow prepayment without penalty, provided that any prepayment must be for the full outstanding loan balance (including interest), and (4) require that the balance of the loan (including interest) shall become due and payable (to the extent not otherwise due and payable) on the date the Participant or, if applicable, the Participant's beneficiary, becomes entitled to receive a distribution pursuant to Article VII or VIII, irrespective of whether such Participant or beneficiary elects or consents to such distribution, and (5) provide that such Participant's outstanding loan balance (including interest), if not paid in accordance with the repayment provisions of the loan, shall be repaid by offsetting such balance against the amount in the Participant's segregated loan fund pledged as security for the loan. Notwithstanding the foregoing, in the event that a Participant becomes entitled to, but has not yet received, a distribution pursuant to Article VII, such Participant may elect to continue to make payments of principal and interest on his loan in accordance with the terms thereof and subject to the provisions of this Article XI. By agreeing to the pledge of the segregated loan fund as security for the loan, a Participant shall be deemed to have consented to the distribution of such segregated loan fund prior to the time specified in Section 411(a)(11) of the Code and the applicable Treasury regulations thereunder.

         (c) If the Participant fails in any way to comply with the repayment terms of a loan, such loan shall be repaid by offsetting the Participant's outstanding loan balance (including interest) against the amount in the Participant's segregated loan fund pledged as security for the loan. Any such outstanding loan (including interest) shall be so offset and repaid on the earlier of (1) the last day of the Grace Period (as hereinafter defined) applicable with respect to such failure to comply or (2) the date of any withdrawal or distribution of benefits from the pledged portion of the Participant's Accounts pursuant to the provisions of the Plan.
Notwithstanding the foregoing, amounts in a Participant's Accounts may not be offset and used to satisfy the payment of such loan (including interest) prior to the earliest time such amounts would otherwise be permitted to be distributed under applicable law. For purposes of this Paragraph, the "Grace Period" with respect to any failure to comply with the repayment terms of a loan shall be the 90-day period beginning on the date of such failure.

         (d) Amounts tendered to the Trustee by a Participant in repayment of a loan made pursuant to this Article (1) shall initially be credited to the Participant's segregated loan fund, (2) then shall be transferred as soon as practicable following receipt thereof to the Account or Accounts from which the Participant's loan was made, and (3) shall be invested in accordance with the Participant's current designation as to the investment of amounts allocated to his Accounts pursuant to Section 5.3, except that any portion of such amounts that is credited to such Participant's ESOP Subaccount shall be invested in accordance with Section 6.8(a).

         11.6 OPERATION OF ARTICLE. The provisions of this Article shall be applicable to loans granted or renewed on or after the Effective Date. Loans granted or renewed prior to the Effective Date shall be governed by the provisions of the Plan as in effect prior to the Effective Date.

                         XII. ADMINISTRATION OF THE PLAN

         12.1 GENERAL ADMINISTRATION OF THE PLAN. The general administration of the Plan shall be vested in the Committee. For purposes of the Act, the Committee shall be the Plan "administrator" and shall be the "named fiduciary" with respect to the general administration of the Plan (except as to the investment of the assets of the Trust Fund).

         12.2 RECORDS AND PROCEDURES. The Committee shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Participant or beneficiary such records as pertain to that individual's interest in the Plan. The Committee shall designate the person or persons who shall be authorized to sign for the Committee and, upon such designation, the signature of such person or persons shall bind the Committee.

         12.3 MEETINGS. The Committee shall hold meetings upon such notice and at such time and place as it may from time to time determine. Notice to a member shall not be required if waived in writing by that member. A majority of the members of the Committee duly appointed shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting where a quorum is present shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee.

         12.4 SELF-INTEREST OF MEMBERS. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act and the remaining members cannot agree, the Directors shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

         12.5 COMPENSATION AND BONDING. The members of the Committee shall not receive compensation with respect to their services for the Committee. To the extent required by the Act or other applicable law, or required by the Company, members of the Committee shall furnish bond or security for the performance of their duties hereunder.

         12.6 COMMITTEE POWERS AND DUTIES. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority, and duty:

         (a) To make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, provided such rules, regulations, and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to the Company, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Committee;

         (b) To construe in its discretion all terms, provisions, conditions, and limitations of the Plan, and, in all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

         (c) To correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem expedient in its discretion to effectuate the purposes of the Plan;

         (d) To employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan;

         (e) To determine in its discretion all questions relating to eligibility;

         (f) To make a determination in its discretion as to the right of any person to a benefit under the Plan and to prescribe procedures to be followed by distributees in obtaining benefits hereunder;

         (g) To prepare, file, and distribute, in such manner as the Committee determines to be appropriate, such information and material as is required by the reporting and disclosure requirements of the Act;

         (h) To furnish the Company and the Employer any information necessary for the preparation of the Company's or such Employer's tax return or other information that the Committee determines in its discretion is necessary for a legitimate purpose;

         (i) To require and obtain from the Employer and the Members any information or data that the Committee determines is necessary for the proper administration of the Plan;

         (j) To instruct the Trustee as to the loans to Members pursuant to the provisions of Article XI;

         (k) To direct the Trustee pursuant to the provisions of the Trust Agreement and with respect to the matters described in Section 5.7;

         (l)   To appoint investment managers pursuant to Section 14.5;

         (m) To receive and review reports from the Trustee and from investment managers as to the financial condition of the Trust Fund, including its receipts and disbursements;

         (n) To establish or designate Investment Funds as investment options as provided in Article V; and

         (o) To designate entities as participating Employers under the Plan pursuant to Article XVII.

Any provisions of the Plan to the contrary notwithstanding, benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.

         12.7 EMPLOYER TO SUPPLY INFORMATION. The Employer shall supply full and timely information to the Committee, including, but not limited to, information relating to each Member's Compensation, age, retirement, death, or other cause of termination of employment and such other pertinent facts as the Committee may require. The Employer shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee's duties under the Plan. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Employer.

         12.8 TEMPORARY RESTRICTIONS. In order to ensure an orderly transition in the transfer of assets to the Trust Fund from another trust fund maintained under the Plan or from the trust fund of a plan that is merging into the Plan or transferring assets to the Plan, the Committee may, in its discretion, temporarily prohibit or restrict withdrawals, loans, changes to contribution elections, changes of investment designation of future contributions, transfers of amounts from one Investment Fund to another Investment Fund, or such other activity as the Committee deems appropriate; provided that any such temporary cessation or restriction of such activity shall be in compliance with all applicable law.

         12.9 INDEMNIFICATION. The Company shall indemnify and hold harmless each member of the Committee and each Employee who is a delegate of the Committee against any and all expenses and liabilities arising out of his administrative functions or fiduciary responsibilities, including any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such individual in the performance of such functions or responsibilities, but excluding expenses and liabilities that are caused by or result from such individual's own gross negligence or willful misconduct. Expenses against which such individual shall be indemnified hereunder shall include, without limitation, the amounts of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.

         12.10 QUIET PERIOD. Due to a change in the recordkeeper for the Plan, it is necessary to impose a "Quiet Period" under the Plan during which Participants shall be temporarily unable to engage in certain transactions. Except as hereinafter provided, the Quiet Period began at 3:00 p.m. Central time on December 20, 2001, and shall end on the date the new recordkeeper for the Plan is able to begin receiving and processing Participant instructions with respect to the Plan. During the Quiet Period, the following terms and conditions shall apply to the Plan notwithstanding any provision in the Plan to the contrary:

         (a) No distribution under Article IX may be requested during the Quiet Period, and no distribution under Article IX shall be processed during the Quiet Period unless such distribution was requested prior to the beginning of the Quiet Period.

         (b) No in-service withdrawal under Article X may be requested during the Quiet Period (which, for purposes of hardship withdrawals, began at 3:00 p.m. Central time on November 30, 2001), and no in-service withdrawal under
Article X shall be processed during the Quiet Period unless such withdrawal was requested prior to the beginning of the Quiet Period.

         (c) No loan under Article XI may be requested during the Quiet Period, and no loan under Article XI shall be processed during the Quiet Period unless such loan was requested prior to the beginning of the Quiet Period.

         (d) No change by a Participant in investment designation for future allocations to his Accounts nor change by a Participant in investment designation with respect to existing allocations to his Accounts may be requested during the Quiet Period (which, for purposes of investment designation changes, began at 3:00 p.m. Central time on December 28, 2001), and no such change shall be processed during the Quiet Period unless such change was requested prior to the beginning of the Quiet Period.

         (e)   No change or cancellation of (1) a Participant's election under
Section 3.1(b) or (c) or (2) a Participant's election under Section 3.2(c) or
(d) may be requested during the Quiet Period, and no such change or cancellation shall be processed during the Quiet Period unless such change or cancellation was requested prior to the beginning of the Quiet Period. In addition, a Participant may not elect to make a lump sum After-Tax Contribution to the Plan pursuant to Section 3.2(e) during the Quiet Period.

         (f) Prior to and during the Quiet Period, the Committee shall have the right, power, and authority to make rules and take all other actions as may be necessary or desirable to implement the transition to a new recordkeeper.

                 XIII. TRUSTEE AND ADMINISTRATION OF TRUST FUND

         13.1 TRUST AGREEMENT. As a means of administering the assets of the Plan, the Company has entered into a Trust Agreement. The administration of the assets of the Plan and the duties, obligations, and responsibilities of the Trustee shall be governed by the Trust

Agreement. The Trust Agreement may be amended from time to time as the Company and the Trustee deem advisable in order to effectuate the purposes of the Plan. The Trust Agreement is incorporated herein by reference and thereby made a part of the Plan.

         13.2 PAYMENT OF EXPENSES. All expenses incident to the administration of the Plan and Trust (whether incurred before or after the Effective Date), including but not limited to, legal, accounting, Trustee fees, direct expenses of the Company, the Employer and the Committee in the administration of the Plan, and the cost of furnishing any bond or security required of the Committee shall be paid by the Trustee from the Trust Fund, and, until paid, shall constitute a claim against the Trust Fund which is paramount to the claims of Participants and beneficiaries; provided, however, that (a) the obligation of the Trustee to pay such expenses from the Trust Fund shall cease to exist to the extent such expenses are paid by the Company or the Employer and (b) in the event the Trustee's compensation is to be paid, pursuant to this Section, from the Trust Fund, any individual serving as Trustee who already receives full-time pay from the Company, an Employer or an association of Employers whose employees are Participants, or from an employee organization whose members are Participants, shall not receive any additional compensation for serving as Trustee. This Section shall be deemed to be a part of any contract to provide for expenses of Plan and Trust administration, whether or not the signatory to such contract is, as a matter of convenience, the Company or the Employer.

         13.3 TRUST FUND PROPERTY. All income, profits, recoveries, contributions, forfeitures, and any and all moneys, securities, and properties of any kind at any time received or held by the Trustee hereunder shall be held for investment purposes as a commingled Trust Fund. The Committee shall maintain Accounts in the name of each Participant, but the maintenance of an Account designated as the Account of a Participant shall not mean that such Participant shall have a greater or lesser interest than that due him by operation of the Plan and shall not be considered as segregating any funds or property from any other funds or property contained in the commingled fund. No Participant shall have any title to any specific asset in the Trust Fund.

         13.4 DISTRIBUTIONS FROM PARTICIPANTS' ACCOUNTS. Distributions from a Participant's Accounts shall be made by the Trustee only if, when, and in the amount and manner directed by the Committee. Any distribution made to a Participant or for his benefit shall be debited to such Participant's Account or Accounts. All distributions hereunder shall be made in cash except as otherwise specifically provided herein.

         13.5 PAYMENTS SOLELY FROM TRUST FUND. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and neither the Company, the Employer nor the Trustee assumes any liability or responsibility for the adequacy thereof. The Committee or the Trustee may require execution and delivery of such instruments as are deemed necessary to assure proper payment of any benefits.

         13.6 NO BENEFITS TO COMPANY/EMPLOYER. No part of the corpus or income of the Trust Fund shall be used for any purpose other than the exclusive purpose of providing benefits for the Participants and their beneficiaries and of defraying reasonable expenses of administering the Plan and Trust. Anything to the contrary herein notwithstanding, the Plan shall not be construed to vest any rights in the Company or the Employer other than those specifically given hereunder.

                            XIV. FIDUCIARY PROVISIONS

         14.1 ARTICLE CONTROLS. This Article shall control over any contrary, inconsistent or ambiguous provisions contained in the Plan.

         14.2 GENERAL ALLOCATION OF FIDUCIARY DUTIES. Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under the Plan. The Directors shall have the sole authority to appoint and remove the Trustee. Except as otherwise specifically provided herein, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided herein and in the Trust Agreement, the Trustee shall have the sole responsibility for the administration, investment, and management of the assets held under the Plan. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

         14.3 FIDUCIARY DUTY. Each fiduciary under the Plan, including, but not limited to, the Committee and the Trustee as "named fiduciaries," shall discharge his duties and responsibilities with respect to the Plan:

         (a) Solely in the interest of the Participants, for the exclusive purpose of providing benefits to Participants and their beneficiaries and of defraying reasonable expenses of administering the Plan and Trust;

         (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

         (c) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

         (d) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

No fiduciary shall cause the Plan or Trust Fund to enter into a "prohibited transaction" as provided in Section 4975 of the Code or Section 406 of the Act.

         14.4 DELEGATION OF FIDUCIARY DUTIES. The Committee may appoint subcommittees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegation must specify in writing the powers or duties being delegated, and must be accepted in writing by the delegatee. Upon such appointment, delegation, and acceptance, the delegating Committee members shall have no liability for the acts or omissions of any such delegatee, as long as the delegating Committee members do not violate any fiduciary responsibility in making or continuing such delegation.


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         14.5     INVESTMENT MANAGER. The Committee may, in its sole
discretion, appoint an "investment manager," with power to manage, acquire or dispose of any asset of the Plan and to direct the Trustee in this regard, so long as:

         (a) The investment manager is (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) not registered as an investment adviser under such act by reason of Paragraph (1) of Section 203A(a) of such act, is registered as an investment adviser under the laws of the state (referred to in such Paragraph (1)) in which it maintains its principal office and place of business, and, at the time it last filed the registration form most recently filed by it with such state in order to maintain its registration under the laws of such state, also filed a copy of such form with the Secretary of Labor, (3) a bank, as defined in the Investment Advisers Act of 1940, or (4) an insurance company qualified to do business under the laws of more than one state; and

         (b) Such investment manager acknowledges in writing that he is a fiduciary with respect to the Plan.

Upon such appointment, the Committee shall not be liable for the acts of the investment manager, as long as the Committee members do not violate any fiduciary responsibility in making or continuing such appointment. The Trustee shall follow the directions of such investment manager and shall not be liable for the acts or omissions of such investment manager. The investment manager may be removed by the Committee at any time and within the Committee's sole discretion.

                                 XV. AMENDMENTS

         15.1 RIGHT TO AMEND. Subject to Section 15.2 and any other limitations contained in the Act or the Code, the Directors or the Compensation Committee of the Company's Board of Directors may from time to time amend, in whole or in part, any or all of the provisions of the Plan on behalf of the Company and all Employers; provided, however, that (a) any amendments to the Plan that do not have a significant cost impact on the Employer may also be made by the Committee and (b) any amendments to the Plan that do not have any cost impact on the Employer may also be made by the Chairman of the Committee. Further, but not by way of limitation, the Directors, the Compensation Committee of the Company's Board of Directors, the Committee, or the Chairman of the Committee may make any amendment necessary to acquire and maintain a qualified status for the Plan under the Code or to maintain the Plan in compliance with applicable law, whether or not retroactive.

         15.2 LIMITATION ON AMENDMENTS. No amendment of the Plan shall be made that would vest in the Employer, directly or indirectly, any interest in or control of the Trust Fund. No amendment shall be made that would vary the Plan's exclusive purpose of providing benefits to Participants and their beneficiaries and of defraying reasonable expenses of administering the Plan or that would permit the diversion of any part of the Trust Fund from that exclusive purpose. No amendment shall be made that would reduce any then nonforfeitable interest of a Participant. No amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing.


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     XVI. DISCONTINUANCE OF CONTRIBUTIONS, TERMINATION, PARTIAL TERMINATION,
                        AND MERGER OR CONSOLIDATION

         16.1 RIGHT TO DISCONTINUE CONTRIBUTIONS, TERMINATE, OR PARTIALLY TERMINATE. The Company and the Employer have established the Plan with the bona fide intention and expectation that from year to year it will be able to, and will deem it advisable to, make its contributions as herein provided. However, the Company and the Employer realize that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable for the Employer to continue to make its contributions to the Plan. Therefore, the Directors shall have the right and the power to discontinue contributions to the Plan, terminate the Plan, or partially terminate the Plan at any time hereafter. Each member of the Committee and the Trustee shall be notified of such discontinuance, termination, or partial termination.

         16.2 PROCEDURE IN THE EVENT OF DISCONTINUANCE OF CONTRIBUTIONS, TERMINATION, OR PARTIAL TERMINATION.

         (a) If the Plan is amended so as to permanently discontinue Employer Contributions, or if Employer Contributions are in fact permanently discontinued, the Committee shall remain in existence and all other provisions of the Plan that are necessary, in the opinion of the Committee, for equitable operation of the Plan shall remain in force.

         (b) Unless the Plan is otherwise amended prior to dissolution of the Company, the Plan shall terminate as of the date of dissolution of the Company.

         (c) Upon discontinuance of contributions, termination, or partial termination, any previously unallocated contributions and forfeitures shall be allocated among the Accounts of the Participants on such date of discontinuance, termination, or partial termination according to the provisions of Article IV. The net income (or net loss) of the Trust Fund shall continue to be allocated to the Accounts of the Participants until the balances of the Accounts are distributed.

         (d) In the case of a termination or partial termination of the Plan, and in the absence of a Plan amendment to the contrary, the Trustee shall pay the balance of the Accounts of a Participant for whom the Plan is so terminated, or who is affected by such partial termination, to such Participant, subject to the time of payment, form of payment, and consent provisions of Article IX.

         16.3 MERGER, CONSOLIDATION, OR TRANSFER. This Plan and Trust Fund may not merge or consolidate with, or transfer its assets or liabilities to, any other plan, unless immediately thereafter each Participant would, in the event such other plan terminated, be entitled to a benefit which is equal to or greater than the benefit to which he would have been entitled if the Plan were terminated immediately before the merger, consolidation, or transfer.


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


                          XVII. PARTICIPATING EMPLOYERS

         17.1     DESIGNATION OF OTHER EMPLOYERS.

         (a) The Committee may designate any entity or organization eligible by law to participate in the Plan and the Trust as an Employer by written instrument delivered to the Secretary of the Company and the designated Employer. Such written instrument shall specify the effective date of such designated participation, may incorporate specific provisions relating to the operation of the Plan that apply to the designated Employer only and shall become, as to such designated Employer and its Employees, a part of the Plan.

         (b) Each designated Employer shall be conclusively presumed to have consented to its designation and to have agreed to be bound by the terms of the Plan and Trust Agreement and any and all amendments thereto upon its submission of information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan; provided, however, that the terms of the Plan may be modified so as to increase the obligations of an Employer only with the consent of such Employer, which consent shall be conclusively presumed to have been given by such Employer upon its submission of any information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan following notice of such modification.

         (c) The provisions of the Plan and the Trust Agreement shall apply separately and equally to each Employer and its Employees; provided, however, that that the power to appoint or otherwise affect the Committee or the Trustee and the power to amend or terminate the Plan and Trust Agreement shall be exercised by the Company or the Directors, as applicable, alone (except as provided in Section 15.1), and, in the case of Employers which are Controlled Entities, Employer Discretionary Contributions to be allocated pursuant to Section 4.1(d) shall be allocated on an aggregate basis among the Participants employed by all Employers; provided, however, that each Employer shall contribute to the Trust Fund its share of the total Employer Discretionary Contribution for a Plan Year based on the Participants in its employ during such Plan Year.

         (d) Transfer of employment among Employers shall not be considered a termination of employment hereunder.

         (e) Any Employer may, by appropriate action of its Board of Directors or noncorporate counterpart communicated in writing to the Secretary of the Company and to the Committee, terminate its participation in the Plan and the Trust. Moreover, the Committee may, in its discretion, terminate an Employer's Plan and Trust participation at any time by written instrument delivered to the Secretary of the Company and the designated Employer.

         17.2 SINGLE PLAN. For purposes of the Code and the Act, the Plan as adopted by the Employers shall constitute a single plan rather than a separate plan of each Employer. All assets in the Trust Fund shall be available to pay benefits to all Participants and their beneficiaries.

                         XVIII. MISCELLANEOUS PROVISIONS

         18.1 NOT CONTRACT OF EMPLOYMENT. The adoption and maintenance of the Plan shall not be deemed to be either a contract between the Employer and any person or consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Employer or to restrict the right of the Employer to discharge any person at any time nor shall the Plan be deemed to give the Employer the right to require any person to remain in the employ of the Employer or to restrict any person's right to terminate his employment at any time.

         18.2 ALIENATION OF INTEREST FORBIDDEN. Except as otherwise provided with respect to "qualified domestic relations orders" and certain judgments and settlements pursuant to Section 206(d) of the Act and Sections 401(a)(13) and 414(p) of the Code, and, except as otherwise provided under other applicable law, no right or interest of any kind in any benefit shall be transferable or assignable by any Participant or any beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution, or levy of any kind. Plan provisions to the contrary notwithstanding, the Committee shall comply with the terms and provisions of any "qualified domestic relations order," including an order that requires distributions to an alternate payee prior to a Participant's "earliest retirement age" as such term is defined in Section 206(d)(3)(E)(ii) of the Act and Section 414(p)(4)(B) of the Code, and shall establish appropriate procedures to effect the same.

         18.3 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT REQUIREMENTS. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         18.4 PAYMENTS TO MINORS AND INCOMPETENTS. If a Participant or beneficiary entitled to receive a benefit under the Plan is a minor or is determined by the Committee in its discretion to be incompetent or is adjudged by a court of competent jurisdiction to be legally incapable of giving valid receipt and discharge for a benefit provided under the Plan, the Committee may pay such benefit to the duly appointed guardian or conservator of such Participant or beneficiary for the account of such Participant or beneficiary. If no guardian or conservator has been appointed for such Participant or beneficiary, the Committee may pay such benefit to any third party who is determined by the Committee, in its sole discretion, to be authorized to receive such benefit for the account of such Participant or beneficiary. Such payment shall operate as a full discharge of all liabilities and obligations of the Committee, the Trustee, the Company, the Employer, and any fiduciary of the Plan with respect to such benefit.

         18.5 ACQUISITION AND HOLDING OF COMPANY STOCK. The Plan is specifically authorized to acquire and hold up to 100% of its assets in Company Stock so long as Company Stock is a "qualifying employer security," as such term is defined in Section 407(d)(5) of the Act.

         18.6 POWER OF ATTORNEY DESIGNATIONS. In accordance with the procedures established by the Committee, a Participant may grant any individual a "Power of Attorney" to exercise, on behalf of such Participant, any investment designation or conversion rights available to such Participant under the Plan with respect to such Participant's Accounts.

         18.7 PARTICIPANT'S AND BENEFICIARY'S ADDRESSES. It shall be the affirmative duty of each Participant to inform the Committee of, and to keep on file with the Committee, his current mailing address and the current mailing address of his designated beneficiary. If a Participant fails to keep the Committee informed of his current mailing address and the current mailing address of his designated beneficiary, neither the Committee, the Trustee, the Company, the Employer, nor any fiduciary under the Plan shall be responsible for any late or lost payment of a benefit or for failure of any notice to be provided timely under the terms of the Plan.

         18.8 INCORRECT INFORMATION, FRAUD, CONCEALMENT, OR ERROR. Any contrary provisions of the Plan notwithstanding, if, because of a human or systems error, or because of incorrect information provided by or correct information failed to be provided by, fraud, misrepresentation, or concealment of any relevant fact (as determined by the Committee) by any person the Plan enrolls any individual, pays benefits under the Plan, incurs a liability or makes any overpayment or erroneous payment, the Plan shall be entitled to recover from such person the benefit paid or the liability incurred, together with all expenses incidental to or necessary for such recovery.

         18.9 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof. In such case, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         18.10 JURISDICTION. The situs of the Plan hereby created is Texas. All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.

                              XIX. TOP-HEAVY STATUS

         19.1 ARTICLE CONTROLS. Any Plan provisions to the contrary notwithstanding, the provisions of this Article shall control to the extent required to cause the Plan to comply with the requirements imposed under
Section 416 of the Code.

         19.2 DEFINITIONS. For purposes of this Article, the following terms and phrases shall have these respective meanings:

         (a) ACCOUNT BALANCE: As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under a qualified defined contribution plan maintained by the Employer or a Controlled Entity (excluding employee contributions that were deductible within the meaning of Section 219 of the Code and rollover or transfer contributions made after December 31, 1983, by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity), increased by (1) the aggregate distributions made to such individual from such plan (including a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the
Code) during a one-year period (or, in the case of a distribution made for a reason other than separation from service, death or disability, a five-year period) ending on the Determination Date and (2) the amount of any contributions due as of the Determination Date immediately following such Valuation Date.

         (b) ACCRUED BENEFIT: As of any Valuation Date, the present value (computed on the basis of the Assumptions) of the cumulative accrued benefit (excluding the portion thereof that is attributable to employee contributions that were deductible pursuant to Section 219 of the Code, to rollover or transfer contributions made after December 31, 1983, by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan maintained by the Employer or a Controlled Entity increased by (1) the aggregate distributions made to such individual from such plan (including a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code) during a one-year period (or, in the case of a distribution made for a reason other than separation from service, death or disability, a five-year period) ending on the Determination Date and (2) the estimated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date. Solely for the purpose of determining top-heavy status, the Accrued Benefit of an individual shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all qualified defined benefit plans maintained by the Employer and the Controlled Entities or (2) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

         (c) AGGREGATION GROUP: The group of qualified plans maintained by the Employer and each Controlled Entity consisting of (1) each plan in which a Key Employee participates and each other plan that enables a plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code or (2) each plan in which a Key Employee participates, each other plan that enables a plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code and any other plan that the Employer elects to include as a part of such group; provided, however, that the Employer may elect to include a plan in such group only if the group will continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

         (d) ASSUMPTIONS: The interest rate and mortality assumptions specified for top-heavy status determination purposes in any defined benefit plan included in the Aggregation Group that includes the Plan.

         (e) DETERMINATION DATE: For the first Plan Year of any plan, the last day of such Plan Year and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year.

         (f) KEY EMPLOYEE: A "key employee" as defined in Section 416(i) of the Code and the Treasury regulations thereunder.

         (g) PLAN YEAR: With respect to any plan, the annual accounting period used by such plan for annual reporting purposes.

         (h)      REMUNERATION: 415 Compensation as defined in Section 4.4.

         (i) VALUATION DATE: With respect to any Plan Year of any defined contribution plan, the most recent date within the twelve-month period ending on a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to participants' accounts. With respect to any Plan Year of any defined benefit plan, the most recent date within a twelve-month period ending on a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under Section 412 of the Code.

         19.3 TOP-HEAVY STATUS. The Plan shall be deemed to be top-heavy for a Plan Year if, as of the Determination Date for such Plan Year, (1) the sum of Account Balances of Participants who are Key Employees exceeds 60% of the sum of Account Balances of all Participants unless an Aggregation Group including the Plan is not top-heavy or (2) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with Section 416(g)(2)(B) of the Code and the Treasury regulations promulgated thereunder) of (1) the Account Balances of Key Employees under all defined contribution plans included in the Aggregation Group and (2) the Accrued Benefits of Key Employees under all defined benefit plans included in the Aggregation Group exceeds 60% of the sum of the Account Balances and the Accrued Benefits of all individuals under such plans. Notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who are not Key Employees in any Plan Year but who were Key Employees in any prior Plan Year shall not be considered in determining the top-heavy status of the Plan for such Plan Year. Further, notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who have not performed services for the Employer or any Controlled Entity at any time during the one-year period ending on the applicable Determination Date shall not be considered.

         19.4     TOP-HEAVY CONTRIBUTION.

         (a) If the Plan is determined to be top-heavy for a Plan Year, the Employer shall contribute to the Plan for such Plan Year on behalf of each Participant who is not a Key Employee and who has not terminated his employment as of the last day of such Plan Year an amount equal to:

                  (1) The lesser of (A) 3% of such Participant's Remuneration for such Plan Year or (B) a percent of such Participant's Remuneration for such Plan Year equal to the greatest percent determined by dividing for each Key Employee the amounts allocated to such Key Employee's Before-Tax Account and Employer Contribution Account for such Plan Year by such Key Employee's Remuneration; reduced by

                  (2) The amount of Employer Matching Contributions and Employer Discretionary Contributions allocated to such Participant's Accounts for such Plan Year.

         (b) The minimum contribution required to be made for a Plan Year pursuant to this Section for a Participant employed on the last day of such Plan Year shall be made regardless of whether such Participant is otherwise ineligible to receive an allocation of the Employer's contributions for such Plan Year.

         (c) Notwithstanding the foregoing, no contribution shall be made pursuant to this Section for a Plan Year with respect to a Participant who is a participant in another defined contribution plan sponsored by the Employer or a Controlled Entity if such Participant receives under such other defined contribution plan (for the plan year of such plan ending with or within the Plan Year of the Plan) a contribution which is equal to or greater than the minimum contribution required by Section 416(c)(2) of the Code.

         (d) Notwithstanding the foregoing, no contribution shall be made pursuant to this Section for a Plan Year with respect to a Participant who is a participant in a defined benefit plan sponsored by the Employer or a Controlled Entity if such Participant accrues under such defined benefit plan (for the plan year of such plan ending with or within the Plan Year of this Plan) a benefit that is at least equal to the benefit described in Section 416(c)(1) of the Code. If the preceding sentence is not applicable, the requirements of this Section shall be met by providing a minimum benefit under such defined benefit plan which, when considered with the benefit provided under the Plan as an offset, is at least equal to the benefit described in Section 416(c)(1) of the Code.

         19.5 TERMINATION OF TOP-HEAVY STATUS. If the Plan has been deemed to be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article shall cease to apply to the Plan effective as of the Determination Date on which it is determined no longer to be top-heavy.

         19.6 EFFECT OF ARTICLE. Notwithstanding anything contained herein to the contrary, the provisions of this Article shall automatically become inoperative and of no effect to the extent not required by the Code or the Act.

         EXECUTED this 28th day of December, 2001.



                                  DYNEGY INC.


                                  By:    /s/ Jane D. Jones
                                         ---------------------------------------
                                  Name:  Jane D. Jones
                                         ---------------------------------------
                                  Title: Vice President - Rewards and Technology
                                         ---------------------------------------






















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